File No. 2-10836
                                                                         811-229

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      |X|

     Pre-Effective Amendment No. __                                          |_|


     Post-Effective Amendment No.  76                                        |X|


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              |X|


     Amendment No.  26                                                       |X|


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                           SELIGMAN GROWTH FUND, INC.
               (Exact name of registrant as specified in charter)

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                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

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                 Registrant's Telephone Number: 212-850-1864 or
                             Toll Free: 800-221-2450

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                            THOMAS G. ROSE, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

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It is proposed that this filing will become effective (check appropriate box):


|_|  immediately upon filing                |_|  on (date) pursuant to
     pursuant to paragraph (b)                   paragraph (a)(1)
|X|  on May 1, 1999 pursuant to             |_|  75 days after filing pursuant
     paragraph (b)                               to paragraph (a)(2)


|_|  60 days after filing pursuant          |_|  on (date) pursuant to
     to paragraph (a)(1)                         paragraph (a)(2) of rule 485.

If appropriate, check the following box:

|_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

SELIGMAN
GROWTH
FUND, INC.

[GRAPHIC]

PROSPECTUS

MAY 1, 1999

-----------

Seeking Longer-Term
Growth of Capital Value
and an Increase in
Future Income


managed by
[LOGO]
J. & W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864


The Securities and Exchange Commission has neither approved nor disapproved this Fund, and it has not determined the prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in this Fund or any other fund cannot provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described herein, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. We recommend that you consult your financial advisor to determine if this Fund is suitable for you.

[GRAPHIC]

TABLE OF CONTENTS

THE FUND
    Investment Objective/Principal Strategies    1
    Principal Risks    2
    Past Performance    3
    Fees and Expenses    4
    Management    5
    Year 2000    6

SHAREHOLDER INFORMATION
    Deciding Which Class of Shares to Buy    7
    Pricing of Fund Shares    9
    Opening Your Account    9
    How to Buy Additional Shares    10
    How to Exchange Shares Between
       The Seligman Mutual Funds    11
    How to Sell Shares    11
    Important Policies That May Affect
       Your Account    12
    Dividends and Capital Gain Distributions    13
    Taxes    13
    The Seligman Mutual Funds    14

FINANCIAL HIGHLIGHTS    15

HOW TO CONTACT US    17

FOR MORE INFORMATION    back cover

TIMES CHANGE ... VALUES ENDURE

The Fund

Investment Objective/Principal Strategies

The Fund's objectives are longer-term growth in capital value and an increase in future income.

The Fund uses the following principal strategies to seek these objectives:

Generally, the Fund invests primarily in the common stock of large US companies, selected for their growth prospects. The investment manager chooses common stocks for the Fund using both quantitative and fundamental analysis. This means the investment manager first screens companies for past growth in sales and earnings, as well as a strong balance sheet. The investment manager favors a low ratio of debt to total capital. In selecting individual securities for investment, the investment manager then looks to identify large companies that it believes display one or more of the following:

 . Proven track record

 . Strong management

 . Multiple product lines

 . Potential for improvement in overall operations (a catalyst for growth in revenues and/or earnings)

 . Positive supply and demand outlook for its industry

The investment manager also looks at the forecasted earnings of a company to determine if it has the potential for above-average growth.

The Fund will generally sell a stock when the investment manager believes that the company or industry fundamentals have deteriorated or the company's catalyst for growth is already reflected in the stock's price (i.e., the stock is fully valued).

The Fund primarily invests in common stocks,. However, the Fund may also invest in preferred stocks, securities convertible into common stocks, common stock rights or warrants, and debt securities if the investment manager believes they offer opportunities for growth in capital value. In considering purchases and sales for the Fund, the investment manager seeks to provide an increase in future income (including both dividends and capital gains) to shareholders. In doing so, the investment manager considers the prevailing market environment and the characteristics of growth stocks available for purchase by the Fund. This may not, however, result in current dividend income. The investment manager believes that, in the current environment non-dividend paying stocks offer greater near- and intermediate-term growth potential and therefore, dividend paying stocks have been de-emphasized.

The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that cannot be readily sold) and may invest up to 10% of its total assets directly in foreign securities. The Fund generally does not invest a significant amount, if any, in illiquid or foreign securities.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent the Fund from achieving its objective.

The Fund may change its principal strategies if the Fund's Board of Directors believes doing so is consistent with the Fund's investment objectives. The Fund's objectives may be changed only with shareholder approval.

As with any mutual fund, there is no guarantee the Fund will meet its objectives.

Principal Risks

Stock prices fluctuate. Therefore, as with any fund that invests in stocks, the Fund's net asset value will fluctuate, especially in the short term. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The Fund's performance may be affected by the broad investment environment in the US or international securities markets, which is influenced by, among other things, interest rates, inflation, politics, fiscal policy, and current events.

The Fund may not invest more than 25% of its total assets in securities of companies in any one industry. The Fund may, however, invest more heavily in certain industries believed to offer good investment opportunities. If an industry in which the Fund is invested falls out of favor, the Fund's performance may be negatively affected.

Foreign securities or illiquid securities, in the Fund's portfolio involves higher risk and may subject the Fund to higher price volatility. Investing in securities of foreign issuers involves risks not associated with US investments, including settlement risks, currency fluctuations, foreign taxation, differences in financial reporting practices, and changes in political conditions.

The Fund may actively and frequently trade securities in its portfolio to carry out its principal strategies. A high portfolio turnover rate increases transaction costs which may increase the Fund's expenses.

An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Past Performance

The Fund offers three Classes of shares. The information below provides some indication of the risks of investing in the Fund by showing how the performance of Class A shares has varied year to year, as well as how each Class's performance compares to one widely-used measure of growth company stock performance, and one measure of the performance of mutual funds with investment objectives similar to the Fund.

The following performance information is designed to assist you in comparing the returns of the Fund with the returns of other mutual funds. How the Fund has performed in the past, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary between each Class of shares due to the different fees and expenses of each Class.

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be less. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested.



                          Class A Annual Total Returns

                           [BAR CHART APPEARS HERE]

  1989    1990   1991     1992   1993    1994   1995    1996    1997    1998
 33.74%  -5.16%  38.45%  11.30%  6.20%  -3.84%  28.47%  21.14%  18.11%  35.24%


            Best quarter return: 24.21% - quarter ended 12/31/98

           Worst quarter return: -18.34% - quarter ended 9/30/90


             Average Annual Total Returns - Periods Ended 12/31/98

                                                CLASS B         CLASS D
                        ONE   FIVE    TEN   SINCE INCEPTION SINCE INCEPTION
                       YEAR   YEARS  YEARS      4/22/96         5/3/93
                       -----  -----  -----  --------------- ---------------
  Class A              28.88% 17.90% 16.80%        --              --
  Class B              29.13    n/a    n/a       22.32%            --
  Class D              33.33  17.54    n/a         --            17.74%
  Russell 1000 Growth
   Index               38.71  25.70  20.56       31.15(/1/)      24.06(/2/)
  Lipper Growth Funds
   Average             22.11  18.89  17.01       21.64(/1/)      18.78(/2/)

 The Lipper Growth Funds Average excludes the effect of sales charges that may be incurred in connection with purchases or sales. The Russell 1000 Growth Index is an unmanaged benchmark that assumes investment of dividends and excludes the effect of fees and sales charges. The Lipper Growth Funds Average measures the performance of mutual funds with investment objectives similar to the Fund, and the Russell 1000 Growth Index measures the performance of growth company stocks.
 (/1/)From April 30, 1996.
 (/2/)From April 30, 1993.

Fees and Expenses

The table below summarizes the fees and expenses that you may pay as a shareholder of the Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing 12b-1 fees. Shareholder fees are charged directly to you. Annual fund operating expenses are deducted from Fund assets and are therefore paid indirectly by you and other shareholders of the Fund.

Shareholder Fees                                    Class A     Class B Class D
----------------                                    -------     ------- -------
Maximum Sales Charge (Load) on Purchases
 (as a % of offering price)........................  4.75%(/1/)   none    none

Maximum Contingent Deferred Sales Charge (Load)
 (CDSC) on Redemptions
 (as a % of original purchase price or current net
 asset value,
 whichever is less)................................   none(/1/)     5%      1%

Annual Fund Operating Expenses for 1998
---------------------------------------
(as a percentage of average net assets)

Management Fees....................................   .70%        .70%    .70%
Distribution and/or Service (12b-1) Fees...........   .24%       1.00%   1.00%
Other Expenses.....................................   .20%        .20%    .20%
                                                     -----       -----   -----
Total Annual Fund Operating Expenses...............  1.14%       1.90%   1.90%
                                                     =====       =====   =====

(/1/) If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


 Management Fees:
 Fees paid out of Fund
 assets to the
 investment manager to
 compensate it for
 managing the Fund.

 12b-1 Fees:
 Fees paid by each
 Class, pursuant to a
 plan adopted by the
 Fund under Rule 12b-1
 of the Investment
 Company Act of 1940.
 The plan allows each
 Class to pay
 distribution and/or
 service fees for the
 sale and distribution
 of its shares and for
 providing services to
 shareholders.

 Other Expenses:
 Miscellaneous expenses
 of running the Fund,
 including such things
 as transfer agency,
 registration, custody,
 and auditing and legal
 fees.

Example

This example is intended to help you compare the expenses of investing in the Fund with the expenses of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $586   $820   $1,073   $1,795
Class B    693    897    1,226    2,024+
Class D    293    597    1,026    2,222

If you did not sell your shares at the end of each period, your expenses would be:

         1 Year 3 Years 5 Years 10 Years
         ------ ------- ------- --------
Class A   $586   $820   $1,073   $1,795
Class B    193    597    1,026    2,024+
Class D    193    597    1,026    2,222

+ Class B shares will automatically convert to Class A shares after eight years.

Management

The Fund's Board of Directors provides broad supervision over the affairs of the Fund.

J. & W. Seligman & Co. Incorporated (Seligman), 100 Park Avenue, New York, New York 10017, is the manager of the Fund. Seligman manages the investment of the Fund's assets, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and strategies, and administers the Fund's business and other affairs.

Established in 1864, Seligman currently serves as manager to 18 US registered investment companies, which offer more than 50 investment portfolios with approximately $21.1 billion in assets as of March 31, 1999. Seligman also provides investment management or advice to institutional or other accounts having an aggregate value at March 31, 1999, of approximately $9.6 billion.

The Fund pays Seligman a fee for its management services. The fee rate declines as the Fund's net assets increase. It is equal to an annual rate of .70% of the Fund's average daily net assets on the first $1 billion of net assets, .65% of the Fund's average daily net assets on the next $1 billion of net assets and
 .60% of the Fund's average daily net assets in excess of $2 billion. For the year ended December 31, 1998, the management fee paid by the Fund to Seligman was equal to an annual rate of .70% of the Fund's average daily net assets.

  Affiliates of Seligman:

  Seligman Advisors, Inc.:
  The Fund's general
  distributor; responsible
  for accepting orders for
  purchases and sales of Fund
  shares.

  Seligman Services, Inc.:

  A limited purpose
  broker/dealer; acts as the
  broker/dealer of record for
  shareholder accounts that
  do not have a designated
  broker or financial
  advisor.

  Seligman Data Corp. (SDC):
  The Fund's shareholder
  service agent; provides
  shareholder account
  services to the Fund at
  cost.

Portfolio Management

The Fund is managed by the Seligman Growth Team, headed by Ms. Marion S. Schultheis. Ms. Schultheis joined Seligman in May 1998 as a Managing Director. She is a Vice President of the Fund and has been Portfolio Manager of the Fund since joining Seligman. Prior to joining Seligman, Ms. Schultheis was a Managing Director at Chancellor LGT from October 1997 to May 1998 and Senior Portfolio Manager at IDS Advisory Group Inc. from August 1987 to October 1997. Ms. Schultheis also manages Seligman Capital Fund, Inc. and co-manages Seligman Henderson Global Growth Opportunities Fund, a series of Seligman Henderson Global Fund Series, Inc; and she manages the Seligman Capital Portfolio and the Seligman Large-Cap Growth Portfolio and co-manages the Seligman Henderson Global Growth Portfolio, three portfolios of Seligman Portfolios, Inc.

Year 2000

As the millennium approaches, mutual funds, financial and business organizations, and individuals could be adversely affected if their computer systems do not properly process and calculate date-related information and data on and after January 1, 2000. Like other mutual funds, the Fund relies upon service providers and their computer systems for its day-to-day operations. Many of the Fund's service providers in turn depend upon computer systems of their vendors. Seligman and SDC have established a year 2000 project team. The team's purpose is to assess the state of readiness of Seligman and SDC and the Fund's other service providers and vendors. The team is comprised of several information technology and business professionals as well as outside consultants. The Project Manager of the team reports directly to the Administrative Committee of Seligman. The Project Manager and other members of the team also report to the Board of Directors of the Fund and its Audit Committee.

The team has identified the service providers and vendors who furnish critical services or software systems to the Fund, including securities firms that execute portfolio transactions for the Fund and firms responsible for shareholder account recordkeeping. The team is working with these critical service providers and vendors to evaluate the impact year 2000 issues may have on their ability to provide uninterrupted services to the Fund. The team will assess the feasibility of their year 2000 plans. The team has made progress on its year 2000 contingency plans - recovery efforts the team will employ in the event that year 2000 issues adversely affect the Fund. The team anticipates finalizing these plans in the near future.

The Fund anticipates the team will implement all significant components of the team's year 2000 plans by mid-1999, including appropriate testing of critical systems and receipt of satisfactory assurances from critical service providers and vendors regarding their year 2000 compliance. The Fund believes that the critical systems on which it relies will function properly on and after the year 2000, but this is not guaranteed. If these systems do not function properly, or the Fund's critical service providers are not successful in implementing their year 2000 plans, the Fund's operations may be adversely affected, including pricing, securities trading and settlement, and the provision of shareholder services.

In addition, the Fund may hold securities of issuers whose underlying business leaves them susceptible to year 2000 issues. The Fund may also hold securities issued by governmental or quasi-governmental issuers, which, like other organizations, are also susceptible to year 2000 concerns. Year 2000 issues may affect an issuer's operations, creditworthiness, and ability to make timely payment on any indebtedness and could have an adverse impact on the value of its securities. If the Fund holds these securities, the Fund's performance could be negatively affected. Seligman seeks to identify an issuers state of year 2000 readiness as part of the research it employs. However, the perception of an issuer's year 2000 preparedness is only one of the many factors considered in determining whether to buy, sell, or continue to hold a security. Information provided by issuers concerning their state of readiness may or may not be accurate or readily available. Further, the Fund may be adversely affected if the domestic or foreign exchanges, markets, depositories, clearing agencies, or governments or third parties responsible for infrastructure needs do not address their year 2000 issues in a satisfactory manner.

SDC has informed the Fund that it does not expect the cost of its services to increase materially as a result of the modifications to its computer systems necessary to prepare for the year 2000. The Fund will not pay to remediate the systems of Seligman or bear directly the costs to remediate the systems of any other service providers or vendors, other than SDC.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule and is subject to different ongoing 12b-1 fees. When deciding which Class of shares to buy, you should consider, among other things:
  . The amount you plan to invest.
  . How long you intend to remain invested in the Fund, or another Seligman mutual fund.
  . If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.
  . Whether you may be eligible for reduced or no sales charges when you buy or sell shares.
Your financial advisor will be able to help you decide which Class of shares best meets your needs.

Class A
  . Initial sales charge on Fund purchases, as set forth below:

                                                       Sales Charge   Regular Dealer
                                    Sales Charge          as a %         Discount
                                       as a %             of Net        as a % of
   Amount of your Investment   of Offering Price(/1/) Amount Invested Offering Price
   -------------------------   ---------------------- --------------- --------------
   Less than $ 50,000                   4.75%              4.99%           4.25%
   $50,000 - $ 99,999                   4.00               4.17            3.50
   $100,000 - $249,999                  3.50               3.63            3.00
   $250,000 - $499,999                  2.50               2.56            2.25
   $500,000 - $999,999                  2.00               2.04            1.75
   $1,000,000 and
    over(/2/)                           0.00               0.00            0.00

  (/1/) "Offering Price" is the amount that you actually pay for Fund shares;
        it includes the initial sales charge.
  (/2/) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

  . Annual 12b-1 fee (for shareholder services) of up to 0.25%.
  . No sales charge on reinvested dividends or capital gain distributions.

  . Certain employer-sponsored defined contribution-type plans can purchase shares with no initial sales charge.

Class B
  . No initial sales charge on purchases.
  . A declining CDSC on shares sold within 6 years of purchase:

                                              Your purchase of Class B
                                              shares must be for less than
  Years Since Purchase                  CDSC  $250,000, because if you are
  --------------------                  ----  investing $250,000 or more
                                              you will pay less in fees
  Less than 1 year                        5%  and charges if you buy
  1 year or more but less than 2 years    4   another Class of shares.
  2 years or more but less than 3
   years                                  3
  3 years or more but less than 4
   years                                  3
  4 years or more but less than 5
   years                                  2
  5 years or more but less than 6
   years                                  1
  6 years or more                         0

  o  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
  o Automatic conversion to Class A shares after eight years, resulting in lower ongoing 12b-1 fees.
  o No CDSC on redemptions of shares purchased with reinvested dividends or capital gain distributions.

Class D
  o No initial sales charge on purchases.
  o A 1% CDSC on shares sold within one year of purchase.
  o Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.
  o No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.
  o No CDSC on redemptions of shares purchased with reinvested dividends or capital gain distributions.

Because the Fund's 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Fund's Board of Directors believes that no conflict of interest currently exists between the Fund's Class A, Class B, and Class D shares. On an ongoing basis, the Directors, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and Maryland law, will seek to ensure that no such conflict arises.

How CDSCs Are Calculated

To minimize the amount of the CDSC you may pay when you sell your shares, the Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (oldest to youngest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of the Fund to buy the same class of shares of any other Seligman mutual fund. For the purpose of calculating the CDSC when you sell shares that you acquired by exchanging shares of the Fund, it will be assumed that you held the shares since the date you purchased the shares of the Fund.

Pricing of Fund Shares

When you buy or sell shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares. Purchase or sale orders received by an authorized dealer or financial advisor by the close of regular trading on the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time) and accepted by Seligman Advisors before the close of business (5:00 p.m. Eastern time) on the same day will be executed at the Class's NAV calculated as of the close of regular trading on the NYSE on that day. Your broker/dealer or financial advisor is responsible for forwarding your order to Seligman Advisors before the close of business.

 NAV:                  If your buy or sell order is received by your
 Computed              broker/dealer or financial advisor after the close of
 separately for        regular trading on the NYSE, or is accepted by Seligman
 each Class by         Advisors after the close of business, the order will be
 dividing that         executed at the Class's NAV calculated as of the close
 Class's share of      of regular trading on the next NYSE trading day. When
 the net assets of     you sell shares, you receive the Class's per share NAV,
 the Fund (i.e.,       less any applicable CDSC.
 its assets less
 liabilities) by       The NAV of the Fund's shares is determined each day,
 the total number      Monday through Friday, on days that the NYSE is open for
 of outstanding        trading. Because of their higher 12b-1 fees, the NAV of
 shares of the         Class B and Class D shares will generally be lower than
 Class.                the NAV of Class A shares of the Fund.

                       Securities owned by the Fund are valued at current market prices. If reliable market prices are unavailable, securities are valued in accordance with procedures approved by the Fund's Board of Directors.

Opening Your Account

The Fund's shares are sold through authorized broker/dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask your financial advisor if any of these programs apply to you.

To make your initial investment in the Fund, contact your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

 You may buy shares of the
 Fund for all types of tax-
 deferred retirement plans.
 Contact Retirement Plan
 Services at the address or
 phone number listed on the
 inside back cover of this
 prospectus for information
 and to receive the proper
 forms.

The required minimum initial investments are:

    o Regular (non-retirement) accounts:$1,000

    o For accounts opened concurrently with Invest-A-Check(R):
    $100 to open if you will be making monthly investments
    $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate account statements will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

   If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form
         (which may require a signature guarantee) at a later date.

How to Buy Additional Shares

After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent investments must be for $100 or more.

Shares may be purchased through your authorized financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name, and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:
      Seligman Data Corp.
      P.O. Box 9766
      Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use third party or credit card convenience checks for investment.

You may also use the following account services to make additional investments:

Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House (ACH) member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.

Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares, you may pay an initial sales charge to buy Fund shares.

Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit (CD) in shares of the Fund. If you wish to use this service, contact SDC or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.

Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name, and Class of shares.)

Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS, or any other institution that provides direct deposit. Call SDC for more information.

Seligman Time Horizon Matrix SM. (Requires an initial total investment of $10,000.) This is a needs-based investment process, designed to help you and your financial advisor plan to seek your long-term financial goals. It considers your financial needs, and helps frame a personalized asset allocation strategy around the cost of your future commitments and the time you have to meet them. Contact your financial advisor for more information.

Seligman Harvester. If you are a retiree or nearing retirement, this program is designed to help you establish an investment strategy that seeks to meet your needs throughout your retirement. The strategy is customized to your personal financial situation by allocating your assets to seek to address your income requirements, prioritizing your expenses, and establishing a prudent withdrawal schedule. Contact your financial advisor for more information.

How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy Fund shares. Exchanges will be made at each fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares of Seligman Cash Management Fund to buy Class A shares of the Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.

If you exchange into a new fund, you must exchange enough to meet the new fund's minimum initial investment.

See "The Seligman Mutual Funds" for a list of the funds available for exchange. Before making an exchange, contact your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all classes of shares.

How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).


You may sell shares to the Fund through a broker/dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the dealer or financial advisor may charge a service fee. Contact your financial advisor for more information.

You may always send a written request to sell Fund shares; however, it may take longer to get your money.


You will need to guarantee your signature(s) if the proceeds are:
      (1) $50,000 or more;
      (2) to be paid to someone other than all account owners, or
      (3) mailed to other than your address of record.


   Signature Guarantee:
   Protects you and the Fund
   from fraud. It guarantees
   that a signature is
   genuine. A guarantee must
   be obtained from an
   eligible financial
   institution. Notarization
   by a notary public is not
   an acceptable guarantee.

You may need to provide additional documents to sell Fund shares if you are:
 o a corporation;
 o an executor or administrator;
 o a trustee or custodian; or
 o in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact your financial advisor or SDC's Shareholder Services Department for information on selling your shares under any of the above circumstances.

You may also use the following account service to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in the Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account in 3-4 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class B or Class D shares and reinvest your dividends and capital gain distributions, you may withdraw 12% or 10%, respectively, of the value of your Fund account (at the time of election) annually without a CDSC.

Important Policies That May Affect Your Account

To protect you and other shareholders, the Fund reserves the right to:

 o Refuse an exchange request if:

   1. you have exchanged twice from the same fund in any three-month period;

   2. the amount you wish to exchange equals the lesser of $1,000,000 or 1% of the Fund's net assets; or

   3. you or your financial advisor have been advised that previous patterns of purchases and sales or exchanges have been considered excessive.

 o Refuse any request to buy Fund shares;

 o Reject any request received by telephone;

 o Suspend or terminate telephone services;

 o Reject a signature guarantee that SDC believes may be fraudulent;

 o Close your fund account if its value falls below $500;

 o Close your account if it does not have a certified taxpayer identification number.

Telephone Services

You and your broker/dealer or financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

 o Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

 o Exchange shares between funds;

 o Change dividend and/or capital gain distribution options;

 o Change your address;

 o Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a signature guarantee).

Restrictions apply to certain types of accounts:

 o Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

 o Corporations may not sell Fund shares by phone;

 o IRAs may only exchange Fund shares or request address changes by phone;

 o Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within thirty days following an address change.

Your request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. Your broker/dealer or financial advisor representative may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to write, and it may take longer for your request to be processed. The Fund's NAV may fluctuate during this time.

The Fund and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine.

Reinstatement Privilege

If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of the Fund or any other Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Dividends and Capital Gain Distributions

The Fund generally pays any dividends from its net investment income and distributes net capital gains realized on investments annually. It is expected that the Fund's distributions will be primarily capital gains.

                         You may elect to:


                         (1) reinvest both dividends and capital gain
 Dividend:                   distributions;

                         (2) receive dividends in cash and reinvest capital
 A payment by a              gain distributions; or
 mutual fund,
 usually derived         (3) receive both dividends and capital gain
 from the fund's             distributions in cash.
 net investment
 income                  Your dividends and capital gain distributions will be
 (dividends and          reinvested if you do not instruct otherwise or if you
 interest earned         own Fund shares in a Seligman tax-deferred retirement
 on portfolio            plan.
 securities less
 expenses).
                         If you want to change your election, you may write SDC
                         at the address listed on the back cover of this
                         prospectus or, if you have telephone services, you or
                         your financial advisor may call SDC. Your request must
                         be received by SDC before the record date to be
 Capital Gain            effective for that dividend or capital gain
 Distribution:           distribution.

 A payment to            Cash dividends or capital gain distributions will be
 mutual fund             sent by check to your address of record or, if you
 shareholders            have current ACH bank information on file, directly
 which                   deposited into your predesignated bank account within
 represents              3-4 business days from the payable date.
 profits
 realized on the         Dividends and capital gain distributions are
 sale of                 reinvested to buy additional Fund shares on the
 securities in a         payable date using the NAV of the ex-dividend date.
 fund's
 portfolio.              Dividends on Class B and Class D shares will be lower
                         than the dividends on Class A shares as a result of
 Ex-dividend Date:       their higher 12b-1 fees. Capital gain distributions
 The day on              will be paid in the same amount for each Class.
 which any
 declared
 distributions
 (dividends or
 capital gains)
 are deducted
 from a fund's
 assets before
 it calculates
 its NAV.

Taxes

The tax treatment of dividends and capital gain distributions is the same whether you take them in cash or reinvest them to buy additional Fund shares. Tax-deferred retirement plans are not taxed currently on dividends or capital gain distributions or on exchanges.

Dividends paid by the Fund are taxable to you as ordinary income. You may be taxed at different rates on capital gains distributed by the Fund depending on the length of time the Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. Because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

The Seligman Mutual Funds

Equity

Specialty
--------------------------------------------------------------------------------
Seligman Communications and
Information Fund

Seeks capital appreciation by investing in companies operating in all aspects of the communications, information, and related industries.

Seligman Henderson Global Technology Fund

Seeks long-term capital appreciation by investing primarily in global securities (US and non-US) of companies in the technology and technology-related industries.

Seligman Henderson Emerging Markets Growth Fund

Seeks long-term capital appreciation by investing primarily in equity securities of companies in emerging markets.

Small Company
--------------------------------------------------------------------------------
Seligman Frontier Fund

Seeks growth of capital by investing primarily in small company growth stocks.

Seligman Small-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of small companies, deemed to be "value" companies by the investment manager.

Seligman Henderson Global Smaller Companies Fund

Seeks long-term capital appreciation by investing in securities of smaller companies around the world, including the US.

Medium Company
--------------------------------------------------------------------------------
Seligman Capital Fund

Seeks capital appreciation by investing in the common stocks of companies with significant potential for growth.

Large Company
--------------------------------------------------------------------------------
Seligman Growth Fund

Seeks long-term growth of capital value and an increase in future income.

Seligman Henderson Global Growth Opportunities Fund

Seeks capital appreciation by investing primarily in equity securities of companies that have the potential to benefit from global economic or social trends.

Seligman Large-Cap Value Fund

Seeks long-term capital appreciation by investing in equities of large companies, deemed to be "value" companies by the investment manager.

Seligman Common Stock Fund

Seeks favorable, but not the highest, current income and long-term growth of both income and capital, without exposing capital to undue risk.

Seligman Henderson International Fund

Seeks long-term capital appreciation by investing in securities of medium- to large-sized companies, primarily in the developed markets outside the US.

Balanced
--------------------------------------------------------------------------------
Seligman Income Fund

Seeks high current income and improvement in capital value over the long term, consistent with prudent risk of capital.

Fixed-Income

Income
--------------------------------------------------------------------------------
Seligman High-Yield Bond Fund

Seeks to maximize current income by investing in a diversified portfolio of high-yielding, high-risk corporate bonds, commonly referred to as "junk bonds."

Seligman U.S. Government Securities Fund

Seeks high current income primarily by investing in a diversified portfolio of securities guaranteed by the US government, its agencies, or instrumentalities, which have maturities greater than one year.

Municipal
--------------------------------------------------------------------------------
Seligman Municipal Funds:
National Fund

Seeks maximum income, exempt from regular federal income taxes.

State-specific funds:*

Seek to maximize income exempt from regular federal income taxes and from regular income taxes in the designated state.

 California                     Louisiana                                       New Jersey
 .High-Yield                    Maryland                                        New York
 .Quality                       Massachusetts                                   North Carolina
 Colorado                       Michigan                                        Ohio
 Florida                        Minnesota                                       Oregon
 Georgia                        Missouri                                        Pennsylvania
                                                                                South Carolina

* A small portion of income may be subject to state taxes.

Money Market
--------------------------------------------------------------------------------
Seligman Cash Management Fund

Seeks to preserve capital and to maximize liquidity and current income, by investing only in high-quality money market securities having a maturity of 90 days or less. The fund seeks to maintain a constant net asset value of $1.00 per share.

Financial Highlights

The tables below are intended to help you understand the financial performance of the Fund's Classes for the past five years or, if less than five years, the period of the Class's operations. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in the Fund, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges. Deloitte & Touche llp, independent auditors, have audited this information. Their report, along with the Fund's financial statements, is included in the Fund's annual report, which is available upon request.

CLASS A

                                      Year ended December 31,
                            --------------------------------------------------
                              1998      1997       1996       1995      1994
                              ----      ----       ----       ----      ----
Per Share Data:*
Net asset value, beginning
 of period................     $6.08     $5.85      $5.22      $4.54     $5.26

                               -----     -----      -----      -----     -----
Income from investment
 operations:
 Net investment income....      0.01        --      (0.01)      0.01      0.01
 Net gains or losses on
  securities (both
  realized and
  unrealized).............      2.07      1.06       1.13       1.27     (0.22)
 Net gains or losses
  on foreign currency
  transactions (both
  realized and
  unrealized).............       --      (0.03)     (0.01)      0.01        --

                               -----     -----      -----      -----     -----
Total from investment
 operations...............      2.08      1.03       1.11       1.29     (0.21)

                               -----     -----      -----      -----     -----
Less distributions:
 Dividends (from net
  investment income)......     (0.01)       --         --      (0.01)    (0.01)
 Distributions (from
  capital gains)..........     (0.73)    (0.80)     (0.48)     (0.60)    (0.50)

                               -----     -----      -----      -----     -----
Total distributions.......     (0.74)    (0.80)     (0.48)     (0.61)    (0.51)

                               -----     -----      -----      -----     -----
Net asset value, end of
 period...................     $7.42     $6.08      $5.85      $5.22     $4.54

                               -----     -----      -----      -----     -----

                               -----     -----      -----      -----     -----
Total Return:                  35.24%    18.11%     21.14%     28.47%    (3.84)%
Ratios/Supplemental Data:
Net assets, end of period
 (in thousands)...........  $934,654  $732,754   $675,086   $597,510  $513,328
Ratio of expenses to
 average net assets.......      1.14%     1.16%      1.20%      0.94%     0.90%
Ratio of net income to
 average net assets.......      0.11%    (0.02)%    (0.12)%     0.17%     0.14%
Portfolio turnover rate...     77.85%    54.15%     26.05%    102.30%    93.59%

--------------
 * Per share amounts are calculated based on average shares outstanding.

                                Year ended
                               December 31,       4/22/96**
CLASS B                       -----------------      to
                               1998      1997     12/31/96
                              -------   -------   ---------
Per Share Data:*
Net asset value, beginning
 of period..................    $5.60     $5.49      $5.35

                                -----     -----      -----
Income from investment
 operations:
 Net investment income......    (0.04)    (0.05)     (0.03)
 Net gains or losses on
  securities (both realized
  and unrealized)...........     1.89      0.99       0.65
 Net gains or losses on
  foreign currency
  transactions (both
  realized and unrealized)..      --      (0.03)        --

                                -----     -----      -----
Total from investment
 operations.................     1.85      0.91       0.62

                                -----     -----      -----
Less distributions:
 Distributions (from
  capital gains)............    (0.73)    (0.80)     (0.48)

                                -----     -----      -----
Total distributions.........    (0.73)    (0.80)     (0.48)

                                -----     -----      -----
Net asset value, end of
 period.....................    $6.72     $5.60      $5.49

                                -----     -----      -----
Total Return:                   34.13 %   17.10 %    11.45 %
Ratios/Supplemental Data:
Net assets, end of period
 (in thousands).............  $26,791    $4,219       $880
Ratio of expenses to average
 net assets.................     1.90 %    1.93 %     1.99 %+
Ratio of net income to
 average net assets.........    (0.65)%   (0.79)%    (0.83)%+
Portfolio turnover rate.....    77.85 %   54.15 %    26.05 %++
CLASS D                               Year ended December 31,
                              ------------------------------------------------
                                 1998      1997       1996      1995     1994
                                 ----      ----       ----      ----     ----
Per Share Data:*
Net asset value, beginning
 of period..................    $5.60     $5.49      $4.96      $4.38    $5.23

                                -----     -----      -----      -----    -----
Income from investment
 operations:
 Net investment income......    (0.04)    (0.05)     (0.05)     (0.04)   (0.12)
 Net gains or losses on
  securities (both realized
  and unrealized)...........     1.90      0.99       1.07       1.21    (0.23)
 Net gains or losses on
  foreign currency
  transactions (both
  realized and unrealized)..      --      (0.03)     (0.01)      0.01       --

                                -----     -----      -----      -----    -----
Total from investment
 operations.................     1.86      0.91       1.01       1.18    (0.35)

                                -----     -----      -----      -----    -----
Less distributions:
 Distributions (from
  capital gains)............    (0.73)    (0.80)     (0.48)     (0.60)   (0.50)

                                -----     -----      -----      -----    -----
Total distributions.........    (0.73)    (0.80)     (0.48)     (0.60)   (0.50)

                                -----     -----      -----      -----    -----
Net asset value, end of
 period.....................    $6.73     $5.60      $5.49      $4.96    $4.38

                                -----     -----      -----      -----    -----

                                -----     -----      -----      -----    -----
Total Return:                   34.33 %   17.10 %    20.21 %    27.01 %  (6.56)%
Ratios/Supplemental Data:
Net assets, end of period
 (in thousands).............  $36,391   $15,765    $11,493     $6,412   $1,742
Ratio of expenses to average
 net assets.................     1.90 %    1.93 %     1.97 %     1.91 %   2.93 %
Ratio of net income to
 average net assets.........    (0.65)%   (0.79)%    (0.88)%    (0.83)%  (2.34)%
Portfolio turnover rate.....    77.85 %   54.15 %    26.05 %   102.30 %  93.59 %

--------------
 * Per share amounts are calculated based on average shares outstanding. ** Commencement of offering of shares.
 + Annualized.
++ For the year ended December 31, 1996.

How to Contact Us

The Fund                Write:      Corporate Communications/
                                    Investor Relations Department
                                    J. & W. Seligman & Co. Incorporated
                                    100 Park Avenue, New York, NY 10017
                        Phone:      Toll-Free (800) 221-7844 in the US or
                                    (212) 850-1864 outside the US
                        Website:    http://www.seligman.com
Your Regular
(Non-Retirement)
Account                 Write:      Shareholder Services Department
                                    Seligman Data Corp.
                                    100 Park Avenue, New York, NY 10017
                        Phone:      Toll-Free (800) 221-2450 in the US or
                                    (212) 682-7600 outside the US
                        Website:    http://www.seligman.com
Your Retirement
Account                 Write:      Retirement Plan Services
                                    Seligman Data Corp.
                                    100 Park Avenue, New York, NY 10017
                        Phone:      Toll-Free (800) 445-1777


                24-hour telephone access is available by dialing (800) 622-4597 on a touchtone telephone. You will have instant access to price, yield, account balance, most recent transaction, and other information.

For More Information

--------------------------------------------------------------------------------
The following information is available without charge upon request: Call toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US.

Statement of Additional Information (SAI) contains additional information about the Fund. It is on file with the Securities and Exchange Commission (SEC) and is incorporated by reference into (is legally part of) this prospectus.

Annual/Semi-Annual Reports contain additional information about the Fund's investments. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
--------------------------------------------------------------------------------

Seligman Advisors, Inc.
an affiliate of
[LOGO]
J.& W. SELIGMAN & CO.
INCORPORATED
ESTABLISHED 1864
100 Park Avenue, New York, NY 10017

Information about the Fund, including the SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC.

For information about the operation of the Public Reference Room, call (800) SEC-0330. The SAI, Annual/Semi-Annual reports and other information about the Fund are also available on the SEC's Internet site: http://www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by writing: Public Reference Section of the SEC, Washington, DC 20549-6009.

SEC FILE NUMBER:  811-229

                           SELIGMAN GROWTH FUND, INC.


                       Statement of Additional Information
                                   May 1, 1999

                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864
                       Toll Free Telephone: (800) 221-2450
      For Retirement Plan Information - Toll-Free Telephone: (800) 445-1777



This Statement of Additional Information (SAI) expands upon and supplements the information contained in the current Prospectus of Seligman Growth Fund, Inc., dated May 1, 1999. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety. It should be read in conjunction with the Prospectus, which you may obtain by writing or calling the Fund at the above address or telephone numbers.


The financial statements and notes included in the Fund's Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished to you without charge if you request a copy of this SAI.







                                Table of Contents

Fund History..........................................................  2
Description of the Fund and its Investments and Risks.................  2
Management of the Fund................................................  7
Control Persons and Principal Holders of Securities...................  12
Investment Advisory and Other Services................................  12
Brokerage Allocation and Other Practices..............................  17
Capital Stock and Other Securities ...................................  18
Purchase, Redemption, and Pricing of Shares...........................  19
Taxation of the Fund..................................................  24
Underwriters..........................................................  25
Calculation of Performance Data.......................................  27
Financial Statements..................................................  29
General Information...................................................  29
Appendix..............................................................  30


EQGR1A

                                  Fund History

The Fund was incorporated under the laws of the state of Maryland in 1947.


              Description of the Fund and its Investments and Risks


Classification

The Fund is a diversified open-end management investment company, or mutual fund.

Investment Strategies and Risks

The following information regarding the Fund's investments and risks supplements the information contained in the Fund's Prospectus.


Foreign Securities. The Fund may invest in commercial paper and certificates of deposit issued by foreign banks and may invest either directly or through American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), or Global Depositary Receipts (GDRs) (collectively, Depositary Receipts) in other securities of foreign issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less information available about a foreign company than about a US company and foreign companies may not be subject to reporting standards and requirements comparable to those applicable to US companies. Foreign securities may not be as liquid as US securities and there may be delays and risks attendant in local settlement procedures. Securities of foreign companies may involve greater market risk than securities of US companies, and foreign brokerage commissions and custody fees are generally higher than those in the United States. Investments in foreign securities may also be subject to local economic or political risks, political instability, the possible nationalization of issuers and the risk of expropriation or restrictions on the repatriation of proceeds of sale. In addition, foreign investments may be subject to withholding and other taxes.

Depositary Receipts are instruments generally issued by domestic banks or trust companies that represent the deposits of a security of a foreign issuer. ADRs, which are traded in dollars on US Exchanges or over-the-counter, are issued by domestic banks and evidence ownership of securities issued by foreign corporations. EDRs are typically traded in Europe. GDRs are typically traded in both Europe and the United States. Depositary Receipts may be issued under sponsored or unsponsored programs. In sponsored programs, the issuer has made arrangements to have its securities traded in the form of a Depositary Receipt. In unsponsored programs, the issuers may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored Depositary Receipt programs are generally similar, the issuers of securities represented by unsponsored Depositary Receipts are not obligated to disclose material information in the United States, and therefore, the import of such information may not be reflected in the market value of such receipts. The Fund may invest up to 10% of its total assets in foreign securities that it holds directly, but this 10% limit does not apply to foreign securities held through Depositary Receipts which are traded in the United States or to commercial paper and certificates of deposit issued by foreign banks.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amounts of the Fund's assets to be invested within various countries is not known.

Forward Foreign Currency Exchange Contracts. The investment manager will consider changes in exchange rates in making investment decisions. As one way of managing exchange rate risk, the Fund may enter into forward currency exchange contracts. A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. The Fund will generally enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for.

The Fund may enter into a forward contract to sell or buy the amount of a foreign currency it believes may experience a substantial movement against the US dollar. In this case the contract would approximate the value of some or all of the Fund's portfolio securities denominated in such foreign currency. Under normal circumstances, the investment manager will limit forward currency contracts to not greater than 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. This limitation will be measured at the point the hedging transaction is entered into by the Fund. Under extraordinary circumstances, the investment manager may enter into forward currency contracts in excess of 75% of the Fund's portfolio position in any one country as of the date the contract is entered into. The precise matching of the forward contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Fund may commit up to the entire value of its assets which are denominated in foreign currencies to the consummation of these contracts. The investment manager will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Fund and its ability to purchase additional securities.

Except as set forth above and immediately below, the Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would oblige the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. The Fund, in order to avoid excess transactions and transaction costs, may nonetheless maintain a net exposure to forward contracts in excess of the value of the Fund's portfolio securities or other assets denominated in that currency provided the excess amount is "covered" by cash or liquid, high-grade debt securities, denominated in any currency, having a value at least equal at all times to the amount of such excess. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the investment manager believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.


At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. However, the Fund may use liquid, high-grade debt securities, denominated in any currency, to cover the amount by which the value of a forward contract exceeds the value of the securities to which it relates.


If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into forward contracts with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the investment manager.


Although the Fund will seek to benefit by using forward contracts, anticipated currency movements may not be accurately predicted and the Fund may therefore incur a gain or loss on a forward contract. A forward contract may help reduce the Fund's losses on securities denominated in a hedged currency, but it may also reduce the potential gain on the securities which might result from an increase in the value of that currency.

Investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit or "spread" based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.


Repurchase Agreements. The Fund may enter into repurchase agreements with commercial banks and broker/dealers as a short-term cash management tool. A repurchase agreement is an agreement under which the Fund acquires a security, generally a US Government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the Fund holds the security and is unrelated to the interest rate on the security. The Fund's repurchase agreements will at all times be fully collateralized.


Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller, including possible delays and expenses in liquidating the securities underlying the agreement, a decline in value of the underlying securities and a loss of interest. Repurchase agreements are typically entered into for periods of one week or less. As a matter of fundamental policy, the Fund will not enter into repurchase agreements of more than one week's duration if more than 10% of its net assets would be so invested.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 (1933 Act)) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.


Borrowing. The Fund may borrow money for temporary or emergency purposes in an amount not to exceed 15% of the value of its total assets. The Fund may pledge its assets to the extent necessary to effect permitted borrowings on a secured basis.

Rights and Warrants. The Fund may invest in common stock rights and warrants believed by the investment manager to provide capital appreciation opportunities. Common stock rights and warrants received as part of a unit or attached to securities purchased (i.e., not separately purchased) are not included in the Fund's investment restrictions regarding such securities.

The Fund may not invest in rights and warrants if, at the time of acquisition, the investment in rights and warrants would exceed 5% of the Fund's net assets, valued at the lower of cost or market. In addition, no more than 2% of net assets may be invested in warrants not listed on the New York or American Stock Exchanges. For purposes of this restriction, rights and warrants acquired by the Fund in units or attached to securities may be deemed to have been purchased without cost.


Lending of Portfolio Securities. The Fund may lend portfolio securities to broker/dealers or other institutions, if the investment manager believes such loans will be beneficial to the Fund. The borrower must maintain with the Fund cash or equivalent collateral equal to at least 100% of the market value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on the securities. The Fund may invest the collateral and earn additional income or receive an agreed upon amount of interest income from the borrower. Loans made by the Fund will generally be short-term. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment. The Fund may lose money if a borrower defaults on its obligation to return securities and the value of the collateral held by the Fund is insufficient to replace the loaned securities. In addition, the Fund is responsible for any loss that might result from its investment of the borrower's collateral.


Except as otherwise specifically noted above, the Fund's investment strategies are not fundamental and the Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

The Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the Fund's outstanding voting securities. Under these policies, the Fund may not:

- Borrow money, except for temporary or emergency purposes in an amount not to exceed 15% of the value of its total assets;

- Mortgage or pledge any of its assets, except to the extent necessary to effect permitted borrowings on a secured basis and except to enter into escrow arrangements in connection with the sales of permitted call options. The Fund has no present intention of selling call options, and will not do so without the prior approval of the Fund's Board of Directors;

- Purchase securities (other than closing call options) except for investment, buy on "margin," or sell "short";


- Invest more than 5% of the value of its total assets, at market value, in securities of any company which, with their predecessors, have been in operation less than three continuous years, provided, however, that securities guaranteed by a company that (including predecessors) has been in operation at least three continuous years shall be excluded from this calculation;

- Invest more than 5% of its total assets (taken at market) in securities of any one issuer, other than the US Government, its agencies or instrumentalities, buy more than 10% of the outstanding voting securities or more than 10% of all the securities of any issuer, or invest to control or manage any company;

-    Invest more than 25% of total assets at market value in any one industry;

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under the Deferred Compensation Plan for Directors;

- Purchase or hold any real estate (including limited partnership interests in real property), except the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that other company own in the aggregate more than 5% of such securities;

- Deal with its directors or officers, or firms they are associated with, in the purchase or sale of securities of other issuers, except as broker;

-    Purchase or sell commodities and commodity contracts;

- Underwrite the securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933, as amended, in disposing of a portfolio security;

- Make loans, except loans of portfolio securities and except to the extent the purchase of notes, bonds or other evidences of indebtedness, the entry into repurchase agreements or deposits with banks may be considered loans; or

- Write or purchase put, call, straddle or spread options except that the Fund may sell covered call options listed on a national securities exchange or quoted on NASDAQ and purchase closing call options so listed or quoted. The Fund has no present intention of entering into these types of transactions, and will not do so without the prior approval of the Fund's Board of Directors.

The Fund also may not change its investment objective without shareholder approval.


Under the Investment Company Act of 1940, as amended (1940 Act), a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (l) more than 50% of the outstanding shares of the Fund; or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.


Temporary Defensive Position


In an attempt to respond to adverse market, economic, political, or other conditions, the Fund may invest up to 100% of its assets in cash or cash equivalents, including, but not limited to, prime commercial paper, bank certificates of deposit, bankers' acceptances, or repurchase agreements for such securities, and securities of the US Government and its agencies and instrumentalities, as well as cash and cash equivalents denominated in foreign currencies. The Fund's investments in foreign cash equivalents will be limited to those that, in the opinion of the investment manager, equate generally to the standards established for US cash equivalents. Investments in bank obligations will be limited at the time of investment to the obligations of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments, and the obligations of the 100 largest foreign banks in terms of assets with branches or agencies in the United States.

Portfolio Turnover

The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation. The Fund's portfolio turnover rates for the years ended December 31, 1998 and 1997 were 77.85% and 54.15%, respectively.

                                              Management of the Fund

Board of Directors

The Board of Directors provides broad supervision over the affairs of the Fund.

Management Information

Directors and officers of the Fund, together with information as to their principal business occupations during the past five years are shown below. Each Director who is an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

             Name,                                                                     Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        With Fund                                  Past 5 Years
            -------                        ---------                                  ------------

      William C. Morris*         Director, Chairman of the       Chairman, J. & W. Seligman & Co. Incorporated,
             (61)                Board, Chief Executive          Chairman and Chief Executive Officer, the Seligman
                                 Officer and Chairman of the     Group of investment companies; Chairman, Seligman
                                 Executive Committee             Advisors, Inc., Seligman Services, Inc., and Carbo
                                                                 Ceramics Inc., ceramic proppants for oil and gas
                                                                 industry; Director, Seligman Data Corp., Kerr-McGee
                                                                 Corporation, diversified energy company; and Sarah
                                                                 Lawrence College.  Formerly, Director, Daniel
                                                                 Industries Inc., manufacturer of oil and gas metering
                                                                 equipment.

        Brian T. Zino*           Director, President and         Director and President, J. & W. Seligman & Co.
             (46)                Member of the Executive         Incorporated; President (with the exception of
                                 Committee                       Seligman Quality Municipal Fund, Inc. and Seligman
                                                                 Select Municipal Fund, Inc.) and Director or Trustee,
                                                                 the Seligman Group of investment companies; Chairman,
                                                                 Seligman Data Corp.; Member of the Board of Governors
                                                                 of the Investment Company Institute; and Director,
                                                                 ICI Mutual Insurance Company, Seligman Advisors,
                                                                 Inc., and Seligman Services, Inc.


             Name,                                                                     Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        With Fund                                  Past 5 Years
            -------                        ---------                                  ------------

     Richard R. Schmaltz*        Director and Member of the      Director and Managing Director, Director of
             (58)                Executive Committee             Investments, J. & W. Seligman & Co. Incorporated;
                                                                 Director or Trustee, the Seligman Group of investment
                                                                 companies (except Seligman Cash Management Fund, Inc.);
                                                                 Director, Seligman Henderson Co., and Trustee Emeritus of
                                                                 Colby College. Formerly, Director, Investment Research at
                                                                 Neuberger & Berman from May 1993 to September 1996.

        John R. Galvin                      Director             Dean, Fletcher School of Law and Diplomacy at Tufts
             (69)                                                University; Director or Trustee, the Seligman Group
       Tufts University                                          of investment companies; Chairman Emeritus, American
        Packard Avenue,                                          Council on Germany; a Governor of the Center for
       Medford, MA 02155                                         Creative Leadership; Director; Raytheon Co.,
                                                                 electronics; National Defense University; and the
                                                                 Institute for Defense Analyses.  Formerly, Director,
                                                                 USLIFE Corporation; Ambassador, U.S. State Department
                                                                 for negotiations in Bosnia; Distinguished Policy
                                                                 Analyst at Ohio State University and Olin
                                                                 Distinguished Professor of National Security Studies
                                                                 at the United States Military Academy.  From June
                                                                 1987 to June 1992, he was the Supreme Allied
                                                                 Commander, Europe and the Commander-in-Chief, United
                                                                 States European Command.

       Alice S. Ilchman                     Director             Retired President, Sarah Lawrence College; Director
             (64)                                                or Trustee, the Seligman Group of investment
      18 Highland Circle,                                        companies; Trustee, the Committee for Economic
     Bronxville, NY 10708                                        Development; and Chairman, The Rockefeller
                                                                 Foundation, charitable foundation. Formerly, Trustee, The
                                                                 Markle Foundation, philanthropic organization; and Director,
                                                                 New York Telephone Company; and International Research and
                                                                 Exchange Board, intellectual exchanges.


       Frank A. McPherson                   Director             Retired Chairman and Chief Executive Officer of
              (66)                                               Kerr-McGee Corporation; Director or Trustee, the
2601 Northwest Expressway, Suite                                 Seligman Group of investment companies; Director,
              805E                                               Kimberly-Clark Corporation, consumer products; Bank
     Oklahoma City, OK 73112                                     of Oklahoma Holding Company; Baptist Medical Center;
                                                                 Oklahoma Chapter of the Nature Conservancy; Oklahoma
                                                                 Medical Research Foundation; and National Boys and
                                                                 Girls Clubs of America; and Member of the Business
                                                                 Roundtable and National Petroleum Council.  Formerly,
                                                                 Chairman, Oklahoma City Public Schools Foundation;
                                                                 and Director, Federal Reserve System's Kansas City
                                                                 Reserve Bank and the Oklahoma City Chamber of
                                                                 Commerce.

             Name,                                                                     Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        With Fund                                  Past 5 Years
            -------                        ---------                                  ------------
         John E. Merow                      Director             Retired Chairman and Senior Partner, Sullivan &
             (69)                                                Cromwell, law firm; Director or Trustee, the Seligman
       125 Broad Street,                                         Group of investment companies; Director, Commonwealth
      New York, NY 10004                                         Industries, Inc., manufacturers of aluminum sheet
                                                                 products; the Foreign Policy Association; Municipal Art
                                                                 Society of New York; the U.S. Council for International
                                                                 Business; and New York Presbyterian Hospital; Chairman,
                                                                 American Australian Association; and New York Presbyterian
                                                                 Healthcare Network, Inc.; Vice-Chairman, the U.S.-New
                                                                 Zealand Council; and Member of the American Law Institute
                                                                 and Council on Foreign Relations.

        Betsy S. Michel                     Director             Attorney; Director or Trustee, the Seligman Group of
             (56)                                                investment companies; Trustee, The Geraldine R. Dodge
         P.O. Box 449,                                           Foundation, charitable foundation; and Chairman of
      Gladstone, NJ 07934                                        the Board of Trustees of St. George's School
                                                                 (Newport, RI).  Formerly, Director, the National
                                                                 Association of Independent Schools (Washington, DC).

        James C. Pitney                     Director             Retired Partner, Pitney, Hardin, Kipp & Szuch, law
             (72)                                                firm; Director or Trustee, the Seligman Group of
 Park Avenue at Morris County,                                   investment companies.  Formerly, Director, Public
 P.O. Box 1945, Morristown, NJ 07962                             Service Enterprise Group, public utility.


       James Q. Riordan                     Director             Director or Trustee, the Seligman Group of investment
             (71)                                                companies; Director, The Houston Exploration Company;
       675 Third Avenue,                                         The Brooklyn Museum, KeySpan Energy Corporation; and
          Suite 3004                                             Public Broadcasting Service; and Trustee, the
      New York, NY 10017                                         Committee for Economic Development.  Formerly,
                                                                 Co-Chairman of the Policy Council of the Tax
                                                                 Foundation; Director, Tesoro Petroleum Companies,
                                                                 Inc. and Dow Jones & Company, Inc.; Director and
                                                                 President, Bekaert Corporation; and Co-Chairman,
                                                                 Mobil Corporation.

       Robert L. Shafer                     Director             Retired Vice President, Pfizer Inc.; Director or
             (66)                                                Trustee, the Seligman Group of investment companies.
     96 Evergreen Avenue,                                        Formerly, Director, USLIFE Corporation.
         Rye, NY 10580

             Name,                                                                     Principal
           (Age) and                    Position(s) Held                          Occupation(s) During
            Address                        With Fund                                  Past 5 Years
            -------                        ---------                                  ------------

       James N. Whitson                     Director             Director and Consultant, Sammons Enterprises, Inc.;
             (64)                                                Director or Trustee, the Seligman Group of investment
    6606 Forestshire Drive,                                      companies; Director, C-SPAN and CommScope, Inc.,
       Dallas, TX 75230                                          manufacturer of coaxial cables.  Formerly, Executive
                                                                 Vice President, Chief Operating Officer, Sammons
                                                                 Enterprises, Inc.; and Director, Red Man Pipe and Supply
                                                                 Company, piping and other materials.

      Marion S. Schultheis       Vice President and Portfolio    Managing Director, J. & W. Seligman & Co.
              (53)               Manager                         Incorporated since May 1998; Vice President and
                                                                 Portfolio Manager, three other open-end investment companies in the Seligman Group of investment companies. Formerly,
                                                                 Managing Director at Chancellor LGT from October 1997 until
                                                                 May 1998; and Senior Portfolio Manager at IDS Advisory Group
                                                                 Inc. from August 1987 until October 1997.

       Lawrence P. Vogel                 Vice President          Senior Vice President, Finance, J. & W. Seligman &
             (42)                                                Co. Incorporated, Seligman Advisors, Inc., and
                                                                 Seligman Data Corp.; Vice President, the Seligman
                                                                 Group of investment companies, and Seligman Services,
                                                                 Inc.; Vice President and Treasurer, Seligman
                                                                 International, Inc.; and Treasurer, Seligman
                                                                 Henderson Co.

        Frank J. Nasta                     Secretary             General Counsel, Senior Vice President, Law and
             (34)                                                Regulation and Corporate Secretary, J. & W. Seligman
                                                                 & Co. Incorporated; Secretary, the Seligman Group of
                                                                 investment companies, Seligman Advisors, Inc.,
                                                                 Seligman Henderson Co., Seligman Services, Inc.,
                                                                 Seligman International, Inc. and Seligman Data Corp.


         Thomas G. Rose                    Treasurer             Treasurer, the Seligman Group of investment companies
              (41)                                               and Seligman Data Corp.

The Executive Committee of the Board acts on behalf of the Board between meetings to determine the value of securities and assets owned by the Fund for which no market valuation is available, and to elect or appoint officers of the Fund to serve until the next meeting of the Board.

Directors and officers of the Fund are also directors and officers of some or all of the other investment companies in the Seligman Group.

Compensation


                                                                          Pension or             Total Compensation
                                                       Aggregate       Retirement Benefits          from Fund and
            Name and                                 Compensation      Accrued as Part of         Fund Complex Paid
       Position with Fund                            from Fund (1)       Fund Expenses           to Directors (1)(2)
       ------------------                            -------------       -------------           -------------------
William C. Morris, Director and Chairman                 N/A                 N/A                         N/A
Brian T. Zino, Director and President                    N/A                 N/A                         N/A
Richard R. Schmaltz, Director                            N/A                 N/A                         N/A
John R. Galvin, Director                              $1,759                 N/A                     $79,000
Alice S. Ilchman, Director                             1,697                 N/A                      73,000
Frank A. McPherson, Director                           1,759                 N/A                      79,000
John E. Merow, Director                                1,738                 N/A                      77,000
Betsy S. Michel, Director                              1,759                 N/A                      79,000
James C. Pitney, Director                              1,718                 N/A                      75,000
James Q. Riordan, Director                             1,718                 N/A                      75,000
Robert L. Shafer, Director                             1,718                 N/A                      75,000
James N. Whitson, Director                             1,759(d)              N/A                      79,000(d)

----------
(1) For the Fund's year ended December 31, 1998. Effective January 16, 1998, the per meeting fee for Directors was increased by $1,000, which is allocated among all Funds in the Fund Complex.
(2) The Seligman Group of investment companies consists of eighteen investment companies.
(d)  Deferred.

The Fund has a compensation arrangement under which outside directors may elect to defer receiving their fees. The Fund has adopted a Deferred Compensation Plan under which a director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of any of the investment companies advised by J. & W. Seligman & Co. Incorporated, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in other liabilities in the Fund's financial statements. The total amount of deferred compensation (including earnings) payable in respect of the Fund to Mr. Whitson as of December 31, 1998 was $22,385. Messrs. Merow and Pitney no longer defer current compensation; however, they have accrued deferred compensation (including earnings) in the amounts of $115,649 and $93,908, respectively, as of December 31, 1998.

The Fund may, but is not obligated to, purchase shares of the Seligman Group of investment companies to hedge its obligations in connection with the Fund's Deferred Compensation Plan.


Sales Charges

Class A shares of the Fund may be issued without a sales charge to present and retired directors, trustees, officers, employees (and their family members) of the Fund, the other investment companies in the Seligman Group, and J. & W. Seligman & Co. Incorporated and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by J. & W. Seligman & Co. Incorporated or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Fund.

Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales related expenses as compared with sales to the general public.

               Control Persons and Principal Holders of Securities

Control Persons


As of March 31, 1999, there was no person or persons who controlled the Fund, either through a significant ownership of shares or any other means of control.


Principal Holders


As of March 31, 1999, 34.52% of the Fund's Class B capital stock then outstanding, and 20.16% of the Fund's Class D capital stock then outstanding, were owned of record by MLPF&S for the Sole Benefit of Its Customers, Attn Fund Administrator, 4800 Deer Lake Drive East, 3rd Floor, Jacksonville, FL 32246.


Management Ownership


Directors and officers of the Fund as a group owned less than 1% of the Fund's Class A capital stock as of March 31, 1999. As of the same date, no Directors or officers owned shares of the Fund's Class B or Class D capital stock.


                     Investment Advisory and Other Services

Investment Manager

J. & W. Seligman & Co. Incorporated (Seligman) manages the Fund. Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. On December 29, 1988, a majority of the outstanding voting securities of Seligman was purchased by Mr. William C. Morris and a simultaneous recapitalization of Seligman occurred. See Appendix for further history of Seligman.

All of the officers of the Fund listed above are officers or employees of Seligman. Their affiliations with the Fund and with Seligman are provided under their principal business occupations.


The Fund pays Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to .70% per annum of the Fund's average daily net assets on the first $1 billion of net assets, .65% per annum of the Fund's average daily net assets on the next $1 billion of net assets and
 .60% per annum of the Fund's average daily net assets in excess of $2 billion. For the year ended December 31, 1998, the Fund paid Seligman $6,000,039, equal to .70% per annum of its average daily net assets. For the year ended December 31, 1997, the Fund paid Seligman $5,213,047, equal to .70% per annum of its average daily net assets, and for the year ended December 31, 1996, the Fund paid Seligman $4,552,474, equal to .70% per annum of its average daily net assets. Seligman paid fees to Seligman Henderson Co., pursuant to a subadvisory agreement, of $399,004 and $395,363 for the years ended December 31, 1997 and 1996, respectively. On March 30, 1998, the subadvisory agreement was terminated. For the period January 1, 1998 through March 30, 1998, Seligman paid fees to Seligman Henderson Co. of $86,818.


The Fund pays all of its expenses other than those assumed by Seligman, including brokerage commissions, administration, shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Fund and its shares under Federal and State securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of directors of the

Fund not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses.


The Management Agreement provides that Seligman will not be liable to the Fund for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Agreement.


The Management Agreement was initially approved by the Board of Directors at a Meeting held on September 30, 1988 and by the shareholders at a special meeting held on December 16, 1988. Amendments to the Management Agreement, effective April 10, 1991, to increase the fee rate payable to Seligman by the Fund, were approved by the Board of Directors on January 17, 1991 and by the shareholders at a special meeting held on April 10, 1991. The amendments to the Management Agreement, effective January 1, 1996, to increase the fee rate payable to Seligman by the Fund were approved by the Fund's Board of Directors on September 21, 1995 and by the shareholders at a special meeting on December 12, 1995. The Management Agreement will continue in effect until December 31 of each year if
(1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and
(2) Seligman shall not have notified the Fund at least 60 days prior to December 31 of any year that it does not desire such continuance. The Management Agreement may be terminated by the Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. The Fund has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.


Officers, directors and employees of Seligman are permitted to engage in personal securities transactions, subject to Seligman's Code of Ethics. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Compliance Officer, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits each of the officers, directors and employees (including all portfolio managers) of Seligman from purchasing or selling any security that the officer, director, or employee knows or believes (1) was recommended by Seligman for purchase or sale by any client, including the Fund, within the preceding two weeks, (2) has been reviewed by Seligman for possible purchase or sale within the preceding two weeks, (3) is being purchased or sold by any client, (4) is being considered by a research analyst, (5) is being acquired in a private placement, unless prior approval has been obtained from Seligman's Compliance Officer, or (6) is being acquired during an initial or secondary public offering. The Code of Ethics also imposes a strict standard of confidentiality and requires portfolio managers to disclose any interest they may have in the securities or issuers that they recommend for purchase by any client.

The Code of Ethics also prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days of the purchase or sale of the security by a client's account (including investment company accounts) for which the portfolio manager or investment team manages; and (2) each employee from engaging in short-term trading (a purchase and sale or vice-versa within 60 days). Any profit realized pursuant to either of these prohibitions must be disgorged.

Officers, directors, and employees are required, except under very limited circumstances, to engage in personal securities transactions through Seligman's order desk. The order desk maintains a list of securities that may not be purchased due to a possible conflict with clients. All officers, directors and employees are also required to disclose all securities beneficially owned by them on December 31 of each year.

Principal Underwriter


Seligman Advisors, Inc. (formerly, Seligman Financial Services, Inc.), an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of the Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Fund. Those individuals identified above under "Management Information" as directors or officers of both the Fund and Seligman Advisors are affiliated persons of both entities.


Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, as amended April 10, 1991 and January 1, 1996, subject to the control of the Board of Directors, Seligman manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objectives and policies, and administers its business and other affairs. Seligman provides the Fund with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Fund who are employees or consultants of Seligman and of the officers and employees of the Fund. Seligman also provides senior management for Seligman Data Corp., the Fund's shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to the Fund.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise the Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares of the Fund, as set forth below:

                                                                                   Regular Dealer
                                    Sales Charge           Sales Charge              Reallowance
                                     As a % of             as a % of Net              As a % of
Amount of Purchase               Offering Price(1)        Amount Invested          Offering Price
------------------               -----------------        ---------------          --------------
Less than $50,000                       4.75%                  4.99%                    4.25%
$50,000  -  $99,999                     4.00                   4.17                     3.50
$100,000  -  $249,999                   3.50                   3.63                     3.00
$250,000  -  $499,999                   2.50                   2.56                     2.25
$500,000  -  $999,999                   2.00                   2.04                     1.75
$1,000,000 and over(2)                   0                       0                        0

(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2) You will not pay a sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.


Seligman Services, Inc., an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For years ended December 31, 1998, 1997 and 1996, Seligman Services received commissions in the amounts of $23,421, $23,434 and $22,876, respectively.

Rule 12b-1 Plan

The Fund has adopted an Administration, Shareholder Services and Distribution Plan (12b-1 Plan) in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, the Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class B and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations (Service Organizations) for providing distribution assistance with respect to assets invested in the Fund; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Fund, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Fund. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from the Fund. Payments made by the Fund under the 12b-1 Plan are intended to be used to encourage sales of the Fund, as well as to discourage redemptions.


Fees paid by the Fund under the 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of the Fund are allocated between the classes in accordance with a methodology approved by the Fund's Board of Directors. Expenses of distribution activities that benefit both the Fund and other Seligman funds will be allocated among the applicable funds based on relative gross sales during the quarter in which such expenses are incurred, in accordance with a methodology approved by the Board.


Class A


Under the 12b-1 Plan, the Fund, with respect to Class A shares, pays quarterly to Seligman Advisors a service fee at an annual rate of up to .25% of the average daily net asset value of the Class A shares. These fees are used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors of the Fund. The Fund is not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expense incurred in one year by Seligman Advisors with respect to Class A shares of the Fund may be paid from Class A 12b-1 fees received from the Fund in any other year. If the Fund's 12b-1 Plan is terminated in respect of Class A shares, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class A shares. The total amount paid by the Fund to Seligman Advisors in respect of Class A shares for the year ended December 31, 1998 was $1,949,527, equivalent to .24% per annum of the average daily net assets of Class A shares.


Class B


Under the 12b-1 Plan, the Fund, with respect to Class B shares, pays monthly a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class B shares. The fee is comprised of (1) a distribution fee equal to .75% per annum, which is paid directly to a third party, FEP Capital, L.P., to compensate it for having funded, at the time of sale of Fund shares (i) a 4% commission payment to Service Organizations in connection with the sale of the Class B shares and (ii) a payment of up to .25% of sales to Seligman Advisors to help defray its costs of distributing Class B shares; and (2) a service fee of up to .25% per annum which is paid to Seligman Advisors. The service fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations receive from Seligman Advisors a continuing service fee of up to .25% on an annual basis, payable quarterly, of the average daily net assets of Class B shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The amounts expended by Seligman Advisors or FEP Capital, L.P. in any one year upon the initial purchase of Class B shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred in respect of Class B shares in one year to be paid from Class B 12b-1 fees received from the Fund in any other year; however, in any fiscal year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above. Seligman Advisors and FEP Capital, L.P. are not reimbursed for expenses which exceed such fees. If the Fund's 12b-1 Plan is terminated in respect of Class B shares, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors or FEP Capital, L.P. with respect to Class B shares. The total amount paid by the Fund in respect of Class B shares for the year ended December 31, 1998 was $102,607, equivalent to 1% per annum of the average daily net assets of Class B shares.


Class D


Under the 12b-1 Plan, the Fund, with respect to Class D shares, pays monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class D shares. The Fee is used by Seligman Advisors as follows: During the first year following the sale of Class D shares, a distribution fee of .75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to (1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a .75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to .25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of up to .25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of assets invested in the Fund. The total amount paid by the Fund in respect of Class D shares for the year ended December 31, 1998 was $225,598, equivalent to 1% per annum of the average daily net assets of Class D shares.


The amounts expended by Seligman Advisors in any one year with respect to Class D shares of the Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one year to be paid from Class D 12b-1 fees in any other year; however, in any year the Fund is not obligated to pay any 12b-1 fees in excess of the fees described above.


As of December 31, 1998, Seligman Advisors has incurred $24,586 of unreimbursed expenses in respect of the Fund's Class D shares. This amount is equal to .07% of the net assets of Class D shares at December 31, 1998.

If the Fund's 12b-1 Plan is terminated in respect of Class D shares of the Fund, no amounts (other than amounts accrued but not yet paid) would be owed by the Fund to Seligman Advisors with respect to Class D shares.

Payments made by the Fund under the 12b-1 Plan for its year ended December 31, 1998, were spent on the following activities in the following amounts:

                                        Class A       Class B      Class D
                                        -------       -------      -------

Compensation to underwriters               ---           ---       $41,667

Compensation to broker/dealers         $1,949,527     $25,605     $183,931

Other*                                     ---        $77,002        ---

* Payment is made to FEP Capital, L.P. to compensate it for having funded at the time of sale, payments to broker/dealers and underwriters.


The 12b-1 Plan was approved on July 16, 1992 by the Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan (the "Qualified Directors") and was approved by shareholders of the Fund at a Special Meeting of the Shareholders held on November 23, 1992. The 12b-1 Plan became effective in respect of the Class A shares on January 1, 1993. The 12b-1 Plan was approved in respect of the Class B shares on March 21, 1996 by the Board of Directors of the Fund, including a majority of the Qualified Directors, and became effective in respect of the Class B shares on April 22, 1996. The 12b-1 Plan was approved in respect of the Class D shares on March 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class D shares on May 1, 1993. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors of the Fund and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable to Service Organizations with respect to a class without the approval of a majority of the outstanding voting securities of the class. If the amount payable in respect of Class A shares under the 12b-1 Plan is proposed to be increased materially, the Fund will either (1) permit holders of Class B shares to vote as a separate class on the proposed increase or (2) establish a new class of shares subject to the same payment under the 12b-1 Plan as existing Class A shares, in which case the Class B shares will thereafter convert into the new class instead of into Class A shares. No material amendment to the 12b-1 Plan may be made except by vote of a majority of both the Directors and the Qualified Directors.

The 12b-1 Plan requires that the Treasurer of the Fund shall provide to the Directors, and the Directors shall review, at least quarterly, a written report of the amounts expended (and purposes therefor) under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Fund be made by such disinterested Directors. The 12b-1 Plan is reviewed by the Directors annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor and receives compensation from the Fund pursuant to the 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the years ended December 31, 1998, 1997 and 1996, Seligman Services received distribution and service fees from the Fund pursuant to its 12b-1 Plan of $674,868, $612,030 and $568,663, respectively.


                    Brokerage Allocation and Other Practices

Brokerage Transactions

Seligman will seek the most favorable price and execution in the purchase and sale of portfolio securities of the Fund. When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.

In over-the-counter markets, the Fund deals with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. The Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated.


For the years ended December 31, 1998, 1997 and 1996, the Fund paid total brokerage commissions to others for execution, research and statistical services in the amounts of $1,505,937, $879,746 and $382,226, respectively. The amount of brokerage commissions paid by the Fund has increased materially from 1996 due to an increase in portfolio turnover. The increase in portfolio turnover was due to the repositioning of the Fund into larger capitalization equity securities.


Commissions

For the years ended December 31, 1998, 1997 and 1996, the Fund did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Fund, Seligman, or Seligman Advisors.

Brokerage Selection

Consistent with seeking the most favorable price and execution when buying or selling portfolio securities, Seligman may give consideration to the research, statistical, and other services furnished by brokers or dealers to Seligman for its use, as well as the general attitude toward and support of investment companies demonstrated by such brokers or dealers. Such services include supplemental investment research, analysis, and reports concerning issuers, industries, and securities deemed by Seligman to be beneficial to the Fund. In addition, Seligman is authorized to place orders with brokers who provide supplemental investment and market research and security and economic analysis although the use of such brokers may result in a higher brokerage charge to the Fund than the use of brokers selected solely on the basis of seeking the most favorable price and execution and although such research and analysis may be useful to Seligman in connection with its services to clients other than the Fund.

Directed Brokerage

During the year ended December 31, 1998, neither the Fund nor Seligman directed any of the Fund's brokerage transactions to a broker because of research services provided.

Regular Broker-Dealers

During the year ended December 31, 1998, the Fund did not acquire securities of its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.

                       Capital Stock and Other Securities

Capital Stock


The Fund is authorized to issue 500,000,000 shares of capital stock, each with a par value of $1.00, divided into three classes, designated Class A common stock, Class B common stock and Class D common stock. Each share of the Fund's Class A, Class B and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or Maryland law. The Fund has adopted a multiclass plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the multiclass plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.


Other Securities

The Fund has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.

Purchases of Class A shares by a "single person" (as defined below) may be eligible for the following reductions in initial sales charges:

Volume Discounts are provided if the total amount being invested in Class A shares of the Fund alone, or in any combination of shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation allows an investor to combine the amount being invested in Class A shares of the Fund and shares of the other Seligman mutual funds sold with an initial sales charge with the total net asset value of shares of those mutual funds already owned that were sold with an initial sales charge and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase to determine reduced sales charges in accordance with the schedule in the prospectus. The value of the shares owned, including the value of shares of Seligman Cash Management Fund acquired in an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase will be taken into account in orders placed through a dealer, however, only if Seligman Advisors is notified by an investor or a dealer of the amount owned by the investor at the time the purchase is made and is furnished sufficient information to permit confirmation.

A Letter of Intent allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of shares of Seligman Cash Management Fund which were acquired through an exchange of shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent.



Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares by a "single person," including an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are considered "single persons" for this purpose. The uniform criteria are as follows:

     1. Employees must authorize the employer, if requested by the Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.


Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. Such sales must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales of shares to such plans must be made in connection with a payroll deduction system of plan funding or other system acceptable to Seligman Data Corp. Section 403(b) plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or number of eligible employees.

Such sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;

(3) to registered representatives and employees (and their spouses and minor children) of any dealer that has a sales agreement with Seligman Advisors;

(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or broker/dealers that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) and in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge due to a purchase of $1,000,000 or more either alone or through a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a CDSC of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e., pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.


Class B

Class B shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class B shares are subject to a CDSC if the shares are redeemed within six years of purchase at rates set forth in the table below, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Years Since Purchase                                         CDSC
--------------------                                         ----

Less than 1 year ..........................................   5%
1 year or more but less than 2 years ......................   4%
2 years or more but less than 3 years .....................   3%
3 years or more but less than 4 years .....................   3%
4 years or more but less than 5 years .....................   2%
5 years or more but less than 6 years .....................   1%
6 years or more ...........................................   0%


Approximately eight years after purchase, Class B shares will convert automatically to Class A shares. Shares purchased through reinvestment of dividends and distributions on Class B shares also will convert automatically to Class A shares along with the underlying shares on which they are earned.


Conversion occurs at the end of the month which precedes the eighth anniversary of the purchase date. If Class B shares of the Fund are exchanged for Class B shares of another Seligman mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period of the shares exchanged will be tacked onto the holding period of the shares acquired. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired by exchange will be subject to the Fund's CDSC schedule if such schedule is higher or longer than the CDSC schedule relating to the Class B shares of the Seligman mutual fund from which the exchange has been made.

Class D


Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less. Unlike Class B shares, Class D shares do not automatically convert to Class A shares after eight years.

Systematic Withdrawals. Class B and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of the Fund may use the Systematic Withdrawal Plan to withdraw up to 12% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.


CDSC Waivers. The CDSC on Class B and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Fund;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program.

If, with respect to a redemption of any Class A, Class B, or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Payment in Securities. In addition to cash, the Fund may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Fund does not presently intend to accept securities in payment for Fund shares. Generally, the Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that the Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. The Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Fund will not accept restricted securities in payment for shares. The Fund will value accepted securities in the manner provided for valuing portfolio securities of the Fund.

Fund Reorganizations

Class A shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of the Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Offering Price


When you buy or sell Fund shares, you do so at the Class's net asset value (NAV) next calculated after Seligman Advisors accepts your request. Any applicable sales charge will be added to the purchase price for Class A shares.


NAV per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The Fund will also determine NAV for each class on each day in which there is a sufficient degree of trading in the Fund's portfolio securities that the NAV of Fund shares might be materially affected. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Fund (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class B and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares.


Portfolio securities are valued at the last sales price on the securities exchange or securities market on which such securities primarily are traded. Securities not listed on an exchange or securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked price, except in the case of open short positions where the asked price is available. Securities traded on a foreign exchange or over-the-counter market are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in accordance with procedures approved by the Board of Directors. Short-term obligations with less than 60 days remaining to maturity are generally valued at amortized cost. Short-term obligations with more than 60 days remaining to maturity will be valued at current market value until the sixtieth day prior to maturity, and will then be valued on an amortized cost basis based on the value on such date unless the Board determines that this amortized cost value does not represent fair market value. Expenses and fees, including the investment management fee, are accrued daily and taken into account for the purpose of determining the net asset value of Fund shares.


Generally, trading in foreign securities, as well as US Government securities, money market instruments and repurchase agreements, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the shares of the Fund are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE.

For purposes of determining the net asset value per share of the Fund, all assets and liabilities initially expressed in foreign currencies will be converted into US dollars at the mean between the bid and offer prices of such currencies against US dollars quoted by a major bank that is a regular participant in the foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks.

Specimen Price Make-Up


Under the current distribution arrangements between the Fund and Seligman Advisors, Class A shares are sold with a maximum initial sales charge of 4.75% and Class B and Class D shares are sold at NAV(1). Using each Class's NAV at December 31, 1998, the maximum offering price of the Fund's shares is as follows:

Class A
     Net asset value per share.......................................  $7.42

     Maximum sales charge (4.75% of offering price)..................    .37
                                                                       -----

     Offering price to public........................................  $7.79
                                                                       =====

Class B
     Net asset value and offering price per share(1) ................  $6.72
                                                                       =====

Class D
     Net asset value and offering price per share(1).................  $6.73
                                                                       =====
----------
(1) Class B shares are subject to a CDSC declining from 5% in the first year after purchase to 0% after six years. Class D shares are subject to a CDSC of 1% on redemptions within one year of purchase.


Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE during periods of emergency, or such other periods as ordered by the Securities and Exchange Commission. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

                              Taxation of the Fund

The Fund is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, the Fund will not be subject to federal income taxes on its net investment income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that at least 90% of its net investment income and net short-term capital gains are distributed to shareholders each year.

Dividends from net investment income and distributions from net short-term capital gains are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. To the extent designated as derived from the Fund's dividend income that would be eligible for the dividends received deduction if the Fund were not a regulated investment company, they are eligible, subject to certain restrictions, for the 70% dividends received deduction for corporations.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gain, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder. Such distributions are not eligible for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as having received a distribution in an amount equal to the fair market value on the date of distribution of the shares received. Individual shareholders generally will be subject to federal tax on distributions of net capital gains at a maximum rate of 20% if designated as derived from the Fund's capital gains from property held for more than one year.

Any gain or loss realized upon a sale or redemption of shares in the Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 20% in respect of shares held for more than one year. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which a long-term capital gain distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less, any loss realized will be treated as a long-term capital loss to the extent that it offsets the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of the Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of the Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Privilege offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Privilege.


The Fund will generally be subject to an excise tax of 4% on the amount of any income or capital gains, above certain permitted levels, distributed to shareholders on the basis such that such income or gain is not taxable to shareholders in the calendar year in which it was earned by the Fund. Furthermore, dividends declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by the Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.


Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the fund is required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. The rate of backup withholding is 31%. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, the Fund may be fined $50 annually for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee of up to $50 that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Fund also reserves the right to close any account which does not have a certified taxpayer identification number.

                                  Underwriters

Distribution of Securities


The Fund and Seligman Advisors are parties to a Distributing Agreement dated January 1, 1993 under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Fund. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Fund's capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.

Total initial sales charges paid by shareholders of Class A shares of the Fund for the years ended December 31, 1998, 1997 and 1996, amounted to $262,217, $189,797 and $181,503, respectively, of which $30,576, $21,774 and $20,514, respectively, was retained by Seligman Advisors.

Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Fund, received the following commissions and other compensation from the Fund during its year ended December 31, 1998:

      Net Underwriting              Compensation on
        Discounts and               Redemptions and
         Commissions                  Repurchases
       (Class A Sales             (CDSC on Class A and                Brokerage                  Other
      Charge Retained)             Class D Retained)                 Commissions              Compensation (1)
      ----------------             ----------------                  -----------              ----------------
           $30,576                       $7,750                           $0                       $11,100

(1) Seligman Advisors has sold its rights to collect the distribution fees paid by the Fund in respect of Class B shares and any CDSC imposed on redemptions of Class B shares to FEP Capital, L.P., in connection with an arrangement with FEP Capital, L.P. as discussed above under "12b-1 Plan." In connection with this arrangement, Seligman Advisors receives payments from FEP Capital, L.P. based on the value of Class B shares sold. Such payments received for the year ended December 31, 1998 are reflected in the table.


Other Payments

Seligman Advisors shall pay broker/dealers, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more (NAV sales), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; .50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay broker/dealers, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular broker/dealer. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows:
1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and .25% of sales from $5 million and above.

Seligman Advisors may from time to time assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives. Seligman Advisors may from time to time pay a bonus or other incentive to dealers that sell shares of the Seligman mutual funds. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or outside the United States. The cost to Seligman Advisors of such promotional activities and payments shall be consistent with the rules of the National Association of Securities Dealers, Inc., as then in effect.

                         Calculation of Performance Data


The average annual total returns for the Fund's Class A shares for the one-, five-, and ten-year periods through December 31, 1998, were 28.88%, 17.90% and 16.80%, respectively. These returns were computed by subtracting the maximum sales charge of 4.75% of public offering price and assuming that all of the dividends and capital gain distributions paid by the Fund over the relevant time period were reinvested. It was then assumed that at the end of each period, the entire amount was redeemed. The average annual total return was then calculated by calculating the annual rate required for the initial payment to grow to the amount which would have been received upon such redemption (i.e., the average annual compound rate of return). Table A below illustrates the total return (income and capital) on Class A shares of the Fund, assuming all dividend and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class A shares, assuming payment of the initial 4.75% sales charge, made on December 31, 1988, had a value of $4,724 on December 31, 1998, resulting in an aggregate total return of 372.41%.

The average annual total returns for the Fund's Class B shares for the one-year period ended December 31, 1998 and for the period from April 22, 1996 (inception) through December 31, 1998, were 29.13% and 22.32%, respectively. These returns were computed assuming that all dividends and capital gain distributions paid by the Fund's Class B shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting the applicable CDSC. Table B illustrates the total return (income and capital) on Class B shares of the Fund, assuming all dividends and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class B shares on April 22, 1996 (commencement of operations of Class B shares) had a value of $1,720 on December 31, 1998, resulting in an aggregate total return of 72.04%.

The average annual total returns for the Fund's Class D shares for the one- and five-year periods ended December 31, 1998 and for the period from May 3, 1993 (inception) through December 31, 1998, were 33.33%, 17.54% and 17.74%, respectively. These returns were computed assuming that all of the dividends and capital gain distributions paid by the Fund's Class D shares, if any, were reinvested over the relevant time period. It was then assumed that at the end of each period, the entire amount was redeemed, subtracting for the one year period the 1% CDSC, if applicable. Table C illustrates the total return (income and capital) on Class D shares of the Fund, assuming all dividends and capital gain distributions are reinvested in additional shares. It shows that a $1,000 investment in Class D shares made on May 3, 1993 (commencement of operations of Class D shares) had a value of $2,522 on December 31, 1998, resulting in an aggregate total return of 152.22%.

The results shown below should not be considered a representation of the dividend income or gain or loss in capital value which may be realized from an investment made in a class of shares of the Fund today.

                                                 TABLE A - CLASS A

                        Value of         Value of                          Total Value
       Year             Initial        Capital Gain       Value of             Of                Total
     Ended(1)        Investment(2)     Distributions      Dividends       Investment(2)      Return(1)(3)
     --------        -------------     -------------      ---------       -------------      ------------
      12/31/89           $1,109            $ 149             $ 15             $1,273
      12/31/90              993              177               38              1,208
      12/31/91            1,293              319               60              1,672
      12/31/92            1,313              478               70              1,861
      12/31/93            1,143              769               64              1,976
      12/31/94              987              855               58              1,900
      12/31/95            1,135            1,235               72              2,442
      12/31/96            1,272            1,606               80              2,958
      12/31/97            1,322            2,088               83              3,493
      12/31/98            1,613            3,003              108              4,724            372.41%

                                                 TABLE B - CLASS B

                        Value of         Value of                          Total Value
       Year             Initial        Capital Gain       Value of             Of                Total
     Ended(1)        Investment(2)     Distributions      Dividends       Investment(2)      Return(1)(3)
     --------        -------------     -------------      ---------       -------------      ------------
     12/31/96            $1,026              $88             $--             $1,114
     12/31/97             1,047              258              --              1,305
     12/31/98             1,226              494              --              1,720             72.04%

                                                 TABLE C - CLASS D

                        Value of         Value of                          Total Value
       Year             Initial        Capital Gain       Value of             Of                Total
     Ended(1)        Investment(2)     Distributions      Dividends       Investment(2)      Return(1)(3)
     --------        -------------     -------------      ---------       -------------      ------------
     12/31/93             $ 922            $ 202             $--             $1,124
     12/31/94               772              278              --              1,050
     12/31/95               875              459              --              1,334
     12/31/96               968              636              --              1,604
     12/31/97               988              890              --              1,878
     12/31/98             1,187            1,335              --              2,522             152.22%


----------
(1) For the ten-year period ended December 31, 1998 for Class A shares, from commencement of operations of Class B shares on April 22, 1996 and from commencement of operations of Class D shares on May 3, 1993.

(2) The "Value of Initial Investment" as of the date indicated (1) reflects the effect of the maximum initial sales charge or CDSC, if applicable, (2) assumes that all dividends and capital gain distributions were taken in cash, and (3) reflects changes in the net asset value of the shares purchased with the hypothetical initial investment. "Total Value of Investment" (1) reflects the effect of the CDSC, if applicable, and (2) assumes investment of all dividends and capital gain distributions.

(3) Total return for each Class of shares of the Fund is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A shares; determining total value of all dividends and capital gain distributions that would have been paid during the period on such shares assuming that each dividend or capital gain distribution was invested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class B and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.


The total returns and average annual total returns of Class A shares quoted from time to time for periods through December 31, 1992, do not reflect the deduction of 12b-1 fees because the 12b-1 Plan was implemented on January 1, 1993. The total returns and average annual total returns of Class A shares quoted from time to time for periods through April 10, 1991, do not reflect the increased management fee approved by shareholders on April 10, 1991. The total returns and average annual total returns for Class A and Class D shares for periods through December 31, 1995 do not reflect the increased management fee, approved by shareholders on December 12, 1995, and effective on January 1, 1996. These fees, if reflected, would reduce the performance quoted.

From time to time, reference may be made in advertising or promotional material to performance information, including mutual fund rankings, prepared by Lipper Analytical Services, Inc., an independent reporting service which monitors the performance of mutual funds. In calculating the total return of the Fund's Class A, Class B and Class D shares, the Lipper analysis assumes investment of all dividends and distributions paid but does not take into account applicable sales charges. The Fund may also refer in advertisements in other promotional material to articles, comments, listings and columns in the financial press pertaining to the Fund's performance. Examples of such financial and other press publications include BARRON'S, BUSINESS WEEK, CDA/WIESENBERGER MUTUAL FUNDS INVESTMENT REPORT, CHRISTIAN SCIENCE MONITOR, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, INDIVIDUAL INVESTOR, INVESTMENT ADVISOR, INVESTORS BUSINESS DAILY, KIPLINGER'S, LOS ANGELES TIMES, MONEY MAGAZINE, MORNINGSTAR, INC., PENSION AND INVESTMENTS, SMART

MONEY, THE NEW YORK TIMES, THE WALL STREET JOURNAL, USA TODAY, U.S. NEWS AND WORLD REPORT, WORTH MAGAZINE, WASHINGTON POST AND YOUR MONEY.

The Fund's advertising or promotional material may make reference to the Fund's "Beta," "Standard Deviation," or "Alpha." Beta measures the volatility of the Fund, as compared to that of the overall market. Standard deviation measures how widely the Fund's performance has varied from its average performance, and is an indicator of the Fund's potential for volatility. Alpha measures the difference between the returns of the Fund and the returns of the market, adjusted for volatility.


                              Financial Statements


The Annual Report to shareholders for the year ended December 31, 1998 contains a schedule of the investments of the Fund as of December 31, 1998, as well as certain other financial information as of that date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished without charge to investors who request copies of this SAI.


                               General Information

Custodian. Investors Fiduciary Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105 serves as custodian of the Fund. It also maintains, under the general supervision of the Manager, the accounting records and determines the net asset value for the Fund.


Auditors. Deloitte & Touche LLP, independent auditors, have been selected as auditors of the Fund. Their address is Two World Financial Center, New York, NY 10281.

                                    Appendix

                 HISTORY OF J. & W. SELIGMAN & CO. INCORPORATED

Seligman's beginnings date back to 1837, when Joseph Seligman, the oldest of eight brothers, arrived in the United States from Germany. He earned his living as a pack peddler in Pennsylvania, and began sending for his brothers. The Seligmans became successful merchants, establishing businesses in the South and East.

Backed by nearly thirty years of business success - culminating in the sale of government securities to help finance the Civil War - Joseph Seligman, with his brothers, established the international banking and investment firm of J. & W. Seligman & Co. In the years that followed, the Seligman Complex played a major role in the geographical expansion and industrial development of the United States.

The Seligman Complex:

 ...Prior to 1900

o    Helps finance America's fledgling railroads through underwritings.
o Is admitted to the New York Stock Exchange in 1869. Seligman remained a member of the NYSE until 1993, when the evolution of its business made it unnecessary.
o Becomes a prominent underwriter of corporate securities, including New York Mutual Gas Light Company, later part of Consolidated Edison.
o Provides financial assistance to Mary Todd Lincoln and urges the Senate to award her a pension.
o    Is appointed U.S. Navy fiscal agent by President Grant.
o Becomes a leader in raising capital for America's industrial and urban development.

 ...1900-1910

o    Helps Congress finance the building of the Panama Canal.

 ...1910s

o Participates in raising billions for Great Britain, France and Italy, helping to finance World War I.

 ...1920s

o Participates in hundreds of successful underwritings including those for some of the country's largest companies: Briggs Manufacturing, Dodge Brothers, General Motors, Minneapolis-Honeywell Regulatory Company, Maytag Company, United Artists Theater Circuit and Victor Talking Machine Company.
o Forms Tri-Continental Corporation in 1929, today the nation's largest, diversified closed-end equity investment company, with over $2 billion in assets, and one of its oldest.

 ...1930s

o Assumes management of Broad Street Investing Co. Inc., its first mutual fund, today known as Seligman Common Stock Fund, Inc.
o    Establishes Investment Advisory Service.

 ...1940s

o    Helps shape the Investment Company Act of 1940.
o Leads in the purchase and subsequent sale to the public of Newport News Shipbuilding and Dry Dock Company, a prototype transaction for the investment banking industry.
o Assumes management of National Investors Corporation, today Seligman Growth Fund, Inc.
o    Establishes Whitehall Fund, Inc., today Seligman Income Fund, Inc.

 ...1950-1989

o Develops new open-end investment companies. Today, manages more than 50 mutual fund portfolios. o Helps pioneer state-specific municipal bond funds, today managing a national and 18 state-specific municipal funds.
o Establishes J. & W. Seligman Trust Company and J. & W. Seligman Valuations Corporation.
o Establishes Seligman Portfolios, Inc., an investment vehicle offered through variable annuity products.

 ...1990s

o Introduces Seligman Select Municipal Fund, Inc. and Seligman Quality Municipal Fund, Inc. two closed-end funds that invest in high quality municipal bonds.
o In 1991 establishes a joint venture with Henderson plc, of London, known as Seligman Henderson Co., to offer global investment products.
o Introduces to the public Seligman Frontier Fund, Inc., a small capitalization mutual fund.
o Launches Seligman Henderson Global Fund Series, Inc., which today offers five separate series: Seligman Henderson International Fund, Seligman Henderson Global Smaller Companies Fund, Seligman Henderson Global Technology Fund, Seligman Henderson Global Growth Opportunities Fund and Seligman Henderson Emerging Markets Growth Fund.
o Launches Seligman Value Fund Series, Inc., which currently offers two separate series: Seligman Large-Cap Value Fund and Seligman Small-Cap Value Fund.

                                     SELIGMAN
                                -------------

                                       GROWTH
                                   FUND, INC.



                                   [GRAPHIC]




                                  ANNUAL REPORT
                                DECEMBER 31, 1998

                                   ----------

                               Seeking Longer-Term
                                Growth of Capital
                              Value and an Increase
                                in Future Income



                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.


[PHOTO]

James, Jesse, and Joseph Seligman, 1870

TIMES CHANGE...

Established in 1864, Seligman's history of providing financial services has been marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 134 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including funds that focus on technology stocks, municipal bonds, and international securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

--------------------------------------------------------------------------------

TABLE OF CONTENTS

To the Shareholders .......................................................    1
Interview With Your Portfolio Manager .....................................    2
Performance Overview ......................................................    4
Portfolio Overview ........................................................    6
Portfolio of Investments ..................................................    8
Statement of Assets and Liabilities .......................................   10
Statement of Operations ...................................................   11
Statements of Changes in Net Assets .......................................   12


Notes to Financial Statements .............................................   13
Financial Highlights ......................................................   16
Report of Independent Auditors ............................................   18
Federal Tax Status of 1998 Dividend and
  Gain Distributions for Taxable Accounts
  and For More Information ................................................   19
Board of Directors and Executive Officers .................................   20
Glossary of Financial Terms ...............................................   21

--------------------------------------------------------------------------------

TO THE SHAREHOLDERS

Seligman Growth Fund had a solid year in 1998, posting a total return of 35.24% based on the net asset value of Class A shares. This return outpaced the 22.11% total return of the Fund's peers, as measured by the Lipper Growth Funds Average, but lagged the 38.71% total return of the Russell 1000 Growth Index, which measures the performance of large-capitalization growth stocks. A discussion with your Portfolio Manager begins on page 2.

The past year was one of continued growth for the US economy, with real domestic growth of 3.9%, marking the eighth year of economic expansion in the US. A widely watched market measure, the S&P 500, rose 28.58% in 1998, the first time in history that the S&P 500 registered more than 20% gains four years in a row. But, despite the strong year-end numbers, 1998 was the most volatile year for the markets since 1987.

Once again in 1998, exceptional performance from an extremely narrow list of stocks masked the true investment results in the broad market. Within the S&P 500, the successes of a few stocks blurred the total picture. In fact, 197 stocks within the S&P 500, representing 39% of the Index, actually lost market value during the last 12 months. Investment results between asset classes were also more widely dispersed than usual. The disparity was almost unprecedented. While the large-cap S&P 500 rose 28.58%, the Russell 2000 Index, which measures small-cap stocks, declined 2.55%.

The market's volatility can be attributed to a number of factors -- some domestic, many international. The international economic background in 1998 was one of steadily deteriorating conditions as the financial crisis, originally limited to a few Asian countries, spread throughout other regions. Currency instability and rising global recession/deflation fears exacerbated market volatility. Anxiety increased following the Russian debt default and the near-collapse of Long-Term Capital Management LP, a large hedge fund plagued by a series of bad currency investments. By late August, a stock market correction threatened to turn into a more significant decline as the Dow Jones Industrial Average fell more than 850 points in two days, wiping out all of the year's gains.

During the second half of the year, the Federal Reserve Board cut the federal-funds rate three times. These actions confirmed the Fed's resolve to protect the US economy from the global financial crisis and markets responded favorably throughout November and December.

Subdued inflation, low interest rates, improving prospects in Asia, and a Federal Reserve leading the fight against global recession are all positive for the US markets in 1999. We expect a challenging environment confronted with economic uncertainties and continued high volatility. Pressure on corporate profits is likely to continue as the US enters a period of slower growth. Valuations on some of the largest stocks seem excessive, and any broadening of the market in 1999 may negatively affect their share prices. In addition, low commodity prices are impacting much of the world, making it harder for US multinationals to export. Nonetheless, we see moderately positive returns for the year in line with our lower growth projections.

Seligman continues to work to ensure that all of its operations are prepared for the challenges posed by the Year 2000 (Y2K) computer problem. We are confident that there will be no disruption in the investment and shareholder services provided by your Fund as a result of Y2K. In addition, your portfolio management team considers the potential ramifications of Y2K when making decisions on which securities should be held by the Fund.

Thank you for your continued support of Seligman Growth Fund in 1998. We look forward to serving your investment needs in 1999.

By order of the Board of Directors,


/s/ William Morris

William C. Morris
Chairman

                                                               /s/ Brian T. Zino

                                                               Brian T. Zino
                                                               President

January 29, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

Q.   How did Seligman Growth Fund perform in the last 12 months?

A. We were pleased with Seligman Growth Fund's strong results in 1998. The Fund posted a total return of 35.24% based on the net asset value of Class A shares. This return far outpaced the 22.11% total return of its peers, as measured by the Lipper Growth Funds Average, but lagged the 38.71% total return of the Russell 1000 Growth Index, which measures the performance of large-capitalization growth stocks.

Q.   Which economic and market factors influenced the Fund's results in 1998?

A. In 1998, the US economy expanded for the eighth year in a row as we experienced a continuation of subdued inflation, low interest rates, and strong consumer demand. Quality large-capitalization growth stocks were among the year's biggest beneficiaries.

     As investors worried about everything from deflationary pressures in the US to devalued currencies in the emerging markets, the largest, most liquid companies in the US -- companies with proven track records of growing earnings in the past, and prospects for doing more of the same in the future -- were rewarded in a "flight to quality." This trend, while positive for the biggest stocks in the growth category, caused a narrowing of the market that left many stocks behind. In fact, 50 of the stocks in the S&P 500 accounted for about 94% of the performance of the Index.

     Mergers and acquisitions played a major market role in 1998. The total value of announced deals in the US this past year was $1.613 trillion, up 78% from 1997. This activity reflects the problems facing many companies in an environment where downward pressure on prices is making it harder for them to increase revenue. Forging a strategic partnership or buying a complementary business allows a company to streamline and become more competitive. This has helped the performance of a number of large-cap growth stocks.

Q.   What is your investment strategy?

A. Our strategy is to invest in large-cap stocks with earnings growth rates of at least one-and-a-half times that of the market. Based on our three-year corporate profit growth projection of 8% to 10%, we are currently looking at companies that we expect can grow earnings by at least 12-15% per year. We try to maintain a fairly concentrated portfolio of about 50 stocks. This allows us to really know the companies we own. At year-end, our top 10 holdings accounted for 35% of the Fund's portfolio.


[PHOTO]

Growth Team: (from left) Michelle Borre, David Levy, Sheila Grayson (Administrative Assistant), (seated) Marion S. Schultheis (Portfolio Manager); (not pictured) Craig Chodash

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Growth Fund is managed by the Seligman Growth Team, headed by Marion S. Schultheis. Ms. Schultheis is assisted in the management of the Fund by a group of seasoned professionals who are responsible for identifying those companies in specific industries that offer the greatest potential for growth, consistent with the Fund's objective.
--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGER,
MARION S. SCHULTHEIS

     When choosing a stock, we perform both quantitative and fundamental analysis. We screen for both top- and bottom-line growth, strong cash flow, and a strong balance sheet. Evaluating the strength of a company's management is also a major factor in our investment strategy. We look for managements with vision and consistent messages, who can deliver on their promises.

     The final thing we look at is valuations within an industry group. We analyze companies based on historical performance, balance sheets, debt levels, and earnings growth potential. We then decide what we are willing to pay for the highest quality companies in any given industry group.

Q.   What industries affected the Fund's performance last year?

A. In 1998, strong earnings in technology, telecommunications, retailing, and pharmaceuticals translated into solid returns for our Fund.

     In technology, it is important to be invested in the right niches. In 1998, anything Internet-related did extremely well. While we do not own any direct Internet companies -- due to their lofty valuations and general lack of earnings -- we have nonetheless benefited from the Internet boom. Many of the technology companies we hold are actually involved in building and maintaining the infrastructure of the Internet. These are real companies, growing real earnings, with real prospects looking ahead 18 months.

     Much of the excitement in telecommunications was Internet-driven, as was the case in the technology sector. In addition, telecommunications stocks benefited from the continuing move to wireless and digital communications.

     We did well with several of the retailers we held in the Fund. Discounters have continued to take market share away from the big traditional department stores, and we held sizable positions in this type of company. We see this trend continuing for some time.

     The Fund benefited from its exposure to pharmaceutical stocks. This market is expanding due to advances in medicine and the overall aging of the population. The Food and Drug Administration is also approving new products at a much faster rate than in the past, greatly enhancing revenues at these companies.

Q.   What is your outlook?

A. We believe there are several sectors of the economy that can continue to show strong earnings growth and selected companies within these industries should do well. But it is definitely going to be a stock-pickers' market. We believe companies that can either hit or surpass their earnings estimates will be rewarded, while companies that fall short will be punished severely.

     We continue to see selective opportunities in the technology and telecommunications sectors of the market. Consumer cyclical companies that can take market share from their competition -- such as discount retailers -- should also do well in 1999.

     The biggest potential risks to the US market in 1999 come from outside the country. A continuation of the economic problems in Latin America, particularly in Brazil, could have negative repercussions on some of the higher-priced growth stocks in the US. And while there are signs of eventual improvements in Asia in 1999, any slowing of growth in China will also hurt many US large-cap growth stocks.

     But in an uncertain investment environment, a mutual fund with a disciplined investment approach, such as Seligman Growth Fund, should be in a good position to find opportunities others might miss.

PERFORMANCE OVERVIEW

     This chart compares a $10,000 hypothetical investment made in Seligman Growth Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, for the 10-year period ended December 31, 1998, to a $10,000 investment made in the Lipper Growth Funds Average and the Russell 1000 Growth Index for the same period. The performances of Seligman Growth Fund Class B and Class D shares are not shown in this chart but are included in the table on page
5. It is important to keep in mind that the Lipper Growth Funds Average and the Russell 1000 Growth Index exclude the effect of fees and/or sales charges.

--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

             Seligman Growth Fund   Seligman Growth Fund
               Class A Without         Class A With          Lipper Growth        Russell 1000
                 Sales Charge          Sales Charge          Funds Average        Growth Index
                 ------------          ------------          -------------        ------------
12/31/88            $10,000              $ 9,522                $10,000              $10,000
 3/31/89            $10,594              $10,087                $10,748              $10,695
 6/30/89            $11,735              $11,174                $11,631              $11,773
 9/30/89            $13,484              $12,839                $12,833              $13,238
12/31/89            $13,374              $12,735                $12,737              $13,594
 3/31/90            $12,666              $12,061                $12,471              $13,091
 6/30/90            $14,004              $13,334                $13,378              $14,417
 9/30/90            $11,436              $10,889                $11,280              $12,220
12/31/90            $12,684              $12,077                $12,234              $13,558
 3/31/91            $14,988              $14,270                $14,433              $15,990
 6/30/91            $14,877              $14,165                $14,285              $15,837
 9/30/91            $16,075              $15,306                $15,361              $16,944
12/31/91            $17,561              $16,721                $16,758              $19,139
 3/31/92            $17,207              $16,384                $16,576              $18,194
 6/30/92            $16,352              $15,570                $16,200              $17,996
 9/30/92            $17,357              $16,527                $16,692              $18,787
12/31/92            $19,545              $18,610                $18,199              $20,097
 3/31/93            $19,448              $18,518                $18,684              $19,928
 6/30/93            $18,834              $17,933                $18,858              $19,619
 9/30/93            $20,519              $19,538                $19,780              $19,910
12/31/93            $20,756              $19,763                $20,252              $20,680
 3/31/94            $20,006              $19,049                $19,630              $19,768
 6/30/94            $18,941              $18,035                $19,144              $19,566
 9/30/94            $20,125              $19,162                $20,198              $21,071
12/31/94            $19,959              $19,004                $19,927              $21,229
 3/31/95            $20,882              $19,883                $21,426              $23,250
 6/30/95            $22,421              $21,348                $23,521              $25,536
 9/30/95            $24,663              $23,483                $25,556              $27,854
12/31/95            $25,642              $24,415                $26,186              $29,122
 3/31/96            $27,410              $26,099                $27,618              $30,685
 6/30/96            $28,736              $27,362                $28,883              $32,637
 9/30/96            $29,866              $28,438                $29,764              $33,812
12/31/96            $31,062              $29,576                $31,412              $35,854
 3/31/97            $30,637              $29,172                $31,146              $36,048
 6/30/97            $34,991              $33,317                $36,074              $42,864
 9/30/97            $36,531              $34,784                $39,842              $46,088
12/31/97            $36,686              $34,932                $39,394              $46,787
 3/31/98            $42,660              $40,620                $44,488              $53,876
 6/30/98            $44,168              $42,056                $45,290              $56,322
 9/30/98            $39,945              $38,034                $39,242              $51,208
12/31/98            $49,614              $47,241                $48,102              $64,901


     The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.

PERFORMANCE OVERVIEW


Investment Results Per Share


TOTAL RETURNS
For Periods Ended December 31, 1998

                                                                                       AVERAGE ANNUAL
                                                             ----------------------------------------------------------------
                                                                                                       CLASS B       CLASS D
                                                                                                        SINCE         SINCE
                                                 SIX            ONE          FIVE           10        INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS         YEARS       4/22/96       5/3/93
                                             -----------     --------      --------      --------    -----------   -----------
Class A**
With Sales Charge                                6.93%        28.88%        17.90%        16.80%          n/a           n/a
Without Sales Charge                            12.33         35.24         19.04         17.37           n/a           n/a

Class B**
With CDSC+                                       6.77         29.13           n/a           n/a         22.32%          n/a
Without CDSC                                    11.77         34.13           n/a           n/a         23.11           n/a

Class D**
With 1% CDSC                                    10.94         33.33           n/a           n/a           n/a           n/a
Without CDSC                                    11.94         34.33         17.54           n/a           n/a         17.74%

Lipper Growth Funds Average***                   6.21         22.11         18.89         17.01         21.64++       18.78+++

Russell 1000 Growth Index***                    15.22         38.71         25.70         20.56         31.15++       24.06+++

NET ASSET VALUE

                 DECEMBER 31, 1998          JUNE 30, 1998             DECEMBER 31, 1997
                 -----------------          -------------             -----------------
Class A               $7.42                     $7.32                      $6.08
Class B                6.72                      6.72                       5.60
Class D                6.73                      6.72                       5.60

DIVIDEND AND CAPITAL GAIN INFORMATION
For the Year Ended December 31, 1998

                   DIVIDEND PAID                                          CAPITAL GAIN
                ------------------                                      ----------------
Class A                $0.01                Paid                             $0.730
Class B                 --                  Undistributed Realized            0.130#
Class D                 --                  Unrealized                        2.664##


     The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

----------
*    Returns for periods of less than one year are not annualized.

** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

*** The Lipper Growth Funds Average excludes the effect of sales charges that may be incurred in connection with purchases or sales. The monthly performance is used in the Performance Overview. The Russell 1000 Growth Index is an unmanaged benchmark that assumes investment of dividends and excludes the effect of fees and sales charges. Investors cannot invest directly in an average or an index.

+    The CDSC is 5% for periods of one year or less, and 3% since inception.

++   From April 30, 1996.

+++  From April 30, 1993.

# Represents net gain realized from November and December 1998, payable in 1999.

## Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1998.

PORTFOLIO OVERVIEW

Diversification of Net Assets
December 31, 1998

                                                                                                          PERCENT OF NET ASSETS
                                                                                                                DECEMBER 31,
                                                                                                          ----------------------
                                                           ISSUES         COST                VALUE         1998          1997
                                                           -------    ------------        ------------    -------       --------
Common Stocks:
    Basic Materials ................................          --                --                  --        --           1.1
    Capital Goods ..................................           5      $ 84,084,036        $114,291,425      11.4           9.0
    Communications Services ........................           4        55,740,103          82,518,696       8.3           1.9
    Consumer Cyclicals .............................           6        61,863,158         119,534,613      12.0          12.9
    Consumer Staples ...............................          10       128,902,072         171,415,463      17.2          14.9
    Energy .........................................           1         4,553,302           3,941,438       0.4           1.1
    Financial Services .............................           5        28,606,474          60,328,137       6.0          18.3
    Health Care ....................................           9       102,883,312         166,179,863      16.7          19.0
    Industrial Equipment ...........................          --                --                  --        --           0.8
    Printing and Publishing ........................          --                --                  --        --           0.1
    Technology .....................................          11       119,415,810         224,924,645      22.5          18.9
    Utilities ......................................           1         6,299,689           9,716,612       1.0            --
    Miscellaneous ..................................          --                --                  --        --           0.1
                                                           -----      ------------        ------------     -----         -----
                                                              52       592,347,956         952,850,892      95.5          98.1
Short-Term Holdings and
    Other Assets Less Liabilities ..................           2        44,984,753          44,984,753       4.5           1.9
                                                           -----      ------------        ------------     -----         -----
Net Assets .........................................          54      $637,332,709        $997,835,645     100.0         100.0
                                                           =====      ============        ============     =====         =====


Largest Industries
December 31, 1998

  [THE FOLLOWING TABLE WAS REPRESENTED AS A BAR CHART IN THE PRINTED MATERIAL]

                                         Percent of              Total Dollar
                                         Net Assets                 Amount
                                         ----------              ------------

TECHNOLOGY                                 22.50%                $224,924,645
CONSUMER  STAPLES                          17.20%                $171,415,463
HEALTH  CARE                               16.70%                $166,179,863
CONSUMER  CYCLICALS                        12.00%                $119,534,613
CAPITAL  GOODS                             11.40%                $114,291,425

PORTFOLIO OVERVIEW

Largest Portfolio Changes
During Past Six Months


                                           SHARES
                                 --------------------------
                                                  HOLDINGS
ADDITIONS                         INCREASE        12/31/98
-------------                    ----------      ----------
AlliedSignal ...................    278,700       278,700
AT&T ...........................    262,700       262,700
CBS ............................    627,800       627,800
General Dynamics ...............    338,900       338,900
Microsoft ......................    130,500       380,500
Motorola .......................    401,300       401,300
Raytheon (Class A) .............    276,600       276,600
SBC Communications .............    426,200       426,200
Service Corp. International ....    653,200       653,200
Tyco International .............    562,000       562,000

                                           SHARES
                                 --------------------------
                                                  HOLDINGS
REDUCTIONS                         DECREASE       12/31/98
---------------                  -------------  -----------
AutoZone .......................    507,500            --
Colgate-Palmolive ..............    180,000            --
Dayton Hudson ..................    281,700       208,300
Disney, Walt ...................    254,200(1)         --
Gillette .......................    311,600            --
Hewlett-Packard ................    147,900            --
Lucent Technologies ............     84,000       161,000
MBNA ...........................    605,000(2)         --
PepsiCo ........................    210,700            --
Schering-Plough ................    160,000            --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

----------
(1)  Includes 157,200 shares received as a result of a 3-for-1 stock split.
(2)  Includes 155,000 shares received as a result of a 3-for-2 stock split.

Largest Portfolio Holdings
December 31, 1998

SECURITY                                       VALUE
----------                                 -------------
Microsoft ..........................        $52,711,141
Tyco International .................         42,395,875
Merck ..............................         35,888,063
Bristol-Myers Squibb ...............         33,974,994
General Electric ...................         33,384,644

SECURITY                                       VALUE
----------                                 -------------
Cisco Systems ......................        $31,181,573
Philip Morris ......................         30,382,650
Interpublic Group of Companies .....         29,906,250
Wal-Mart Stores ....................         28,910,313
MCI WorldCom .......................         28,533,046

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998

                                                     SHARES             VALUE
                                                  -----------       ------------
COMMON STOCKS 95.5%
CAPITAL GOODS 11.4%
AlliedSignal
   Producer of aerospace and
   automotive materials                               278,700       $ 12,349,894
General Dynamics
   Manufacturer of defense
   products                                           338,900         19,868,012
General Electric
   Supplier of diversified
   electronics                                        327,100         33,384,644
Illinois Tool Works
   Manufacturer of fasteners,
   tools, and plastic items                           108,500          6,293,000
Tyco International
   Worldwide provider of
   fire protection devices,
   electronic security services,
   and underwater
   telecommunication systems                          562,000         42,395,875
                                                                    ------------
                                                                     114,291,425
                                                                    ------------
COMMUNICATIONS SERVICES 8.3%
AT&T
   Provider of communications
   services                                           262,700         19,768,175
Bell Atlantic
   Provider of telephone services
   in the Atlantic region                             200,000         11,362,500
MCI WorldCom
   Provider of
   telecommunications services                        397,500         28,533,046
SBC Communications
   Provider of telephone services                     426,200         22,854,975
                                                                    ------------
                                                                      82,518,696
                                                                    ------------
CONSUMER CYCLICALS 12.0%
Dayton Hudson
   General merchandise retailer
   specializing in large stores                       208,300         11,300,275
Harley-Davidson
   Manufacturer of motorcycles                        248,200         11,758,475
Interpublic Group of Companies
   Worldwide advertising agency                       375,000         29,906,250
Lowe's Companies
   Retailer of building materials
   and supplies                                       250,000         12,796,875
Service Corp. International
   Provider of funeral services                       653,200         24,862,425
Wal-Mart Stores
   Discount retailer                                  355,000         28,910,313
                                                                    ------------
                                                                     119,534,613
                                                                    ------------

CONSUMER STAPLES 17.2%
Bestfoods
   Manufacturer of brand name
   food products                                       180,000         9,585,000
Cardinal Health
   Distributor of pharmaceutical
   products                                            292,500        22,193,438
CBS
   Radio and television
   broadcasting                                        627,800        20,560,450
Coca-Cola
   Manufacturer and marketer of
   soft drinks and consumer
   products                                            125,800         8,412,875
ConAgra
   Developer and manufacturer
   of prepared foods and
   agricultural products                               430,000        13,545,000
Kroger*
   Operator of supermarkets and
   convenience stores                                  213,000        12,886,500
Newell
   Manufacturer and marketer of
   home furnishings                                    195,300         8,056,125
Philip Morris
   Manufacturer of tobacco
   products, food, and beverages                       567,900        30,382,650
Procter & Gamble
   Manufacturer and distributor
   of household and personal
   care products                                       200,000        18,262,500
Time Warner
   Diversified media and
   entertainment company                               443,600        27,530,925
                                                                    ------------
                                                                     171,415,463
                                                                    ------------
ENERGY 0.4%
Transocean Offshore
   Provider of contract
   drilling services                                   147,000         3,941,438
                                                                    ------------
FINANCIAL SERVICES 6.0%
American International Group
   International insurance provider                    165,000        15,943,125
Fannie Mae
   Provider of mortgage financing                      140,000        10,360,000
Freddie Mac
   Provider of mortgage financing                      160,000        10,310,000
Washington Mutual
   Regional finance company for
   small and mid-sized businesses                      118,600         4,529,037
Wells Fargo
   Worldwide provider of
   financial services                                  480,400        19,185,975
                                                                    ------------
                                                                      60,328,137
                                                                    ------------
---------------------------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1998


                                                       SHARES           VALUE
                                                    -----------      -----------

HEALTH CARE 16.7%
American Home Products
   Developer and manufacturer
   of pharmaceuticals, food,
   and housewares                                      262,500      $ 14,782,031
Baxter International
   Manufacturer and distributor of
   hospital and laboratory products                     74,800         4,810,575
Bristol-Myers Squibb
   Developer and manufacturer
   of health and personal care
   products                                            253,900        33,974,994
Johnson & Johnson
   Developer and manufacturer
   of health care products                             250,000        20,968,750
Eli Lilly
   Developer and manufacturer
   of pharmaceuticals                                   90,900         8,078,738
Medtronic
   Manufacturer of pacemakers
   and related cardiovascular
   products                                            107,400         7,974,450
Merck
   Developer and manufacturer
   of pharmaceuticals                                  243,000        35,888,063
Pfizer
   Manufacturer of health
   care consumer products
   and specialty chemicals                             226,600        28,424,137
Warner-Lambert
   Developer, manufacturer,
   and marketer of
   pharmaceutical and
   health care products                                150,000        11,278,125
                                                                    ------------
                                                                     166,179,863
                                                                    ------------
TECHNOLOGY 22.5%
Applied Materials*
   Developer, manufacturer, and
   marketer of semiconductor
   wafer fabrication equipment                         209,800         8,962,394
Cisco Systems*
   Manufacturer of computer
   network routers and switches                        335,850        31,181,573
Computer Associates
  International
   Developer of software utilities
   and databases                                       212,400         9,053,550
Compuware
   Provider of mainframe software
   and consulting services                             185,000        14,447,343
EMC*
   Manufacturer of enterprise
   storage devices                                     240,000        20,400,000


                                                 SHARES OR
                                                 PRIN. AMT.          VALUE
                                               -------------    ---------------
TECHNOLOGY (CONTINUED)
International Business Machines
   Manufacturer of micro and
   personal computers                              50,000shs.   $     9,237,500
Lucent Technologies
   Manufacturer of tele-
   communication equipment                        161,000            17,710,000
Microsoft*
   Provider of computer software
   products                                       380,500            52,711,141
Motorola
   Producer of wireless
   communications and
   equipment                                      401,300            24,504,381
Raytheon (Class A)
   Producer of defense and
   commercial electronics                         276,600            14,296,763
Xerox
   Developer, manufacturer, and
   marketer of office
   automation products                            190,000            22,420,000
                                                                ---------------
                                                                    224,924,645
                                                                ---------------
UTILITIES 1.0%
AES*
   Electrical supplier                            205,100             9,716,612
                                                                ---------------
Total Common Stocks
   (Cost $592,347,956)                                              952,850,892
                                                                ---------------


SHORT-TERM HOLDINGS 5.5%
Bank of Nova Scotia, Grand
  Cayman Fixed Time Deposit,
   43/4%, 1/4/1999                        $    27,446,000            27,446,000
State Street Bank and Trust,
  Grand Cayman
  Fixed Time Deposit,
   41/2%, 1/4/1999                             27,447,000            27,447,000
                                                                ---------------
TOTAL SHORT-TERM HOLDINGS
   (Cost $54,893,000)                                                54,893,000
                                                                ---------------
TOTAL INVESTMENTS 101.0%
   (Cost $647,240,956)                                            1,007,743,892
OTHER ASSETS
  LESS LIABILITIES (1.0)%                                            (9,908,247)
                                                                ---------------
NET ASSETS 100.0%                                               $   997,835,645
                                                                ===============
----------
*    Non-income producing security.
Descriptions of companies have not been audited by Deloitte & Touche LLP.
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998


ASSETS:
Investments, at value:
  Common stocks (cost $592,347,956) ...............................................       $952,850,892
  Short-term holdings (cost $54,893,000) ..........................................         54,893,000              $1,007,743,892
                                                                                        --------------
Cash .................................................................................................                     456,489
Receivable for securities sold .......................................................................                  10,568,365
Receivable for Capital Stock sold ....................................................................                   2,746,737
Receivable for interest and dividends ................................................................                     857,797
Investment in, and expenses prepaid to, shareholder service agent ....................................                     193,501
Other ................................................................................................                      78,823
                                                                                                                    --------------
Total Assets .........................................................................................               1,022,645,604
                                                                                                                    --------------

LIABILITIES:
Payable for securities purchased .....................................................................                  22,526,465
Payable for Capital Stock repurchased ................................................................                     675,245
Accrued expenses, taxes, and other ...................................................................                   1,608,249
                                                                                                                    --------------
Total Liabilities ....................................................................................                  24,809,959
                                                                                                                    --------------
Net Assets ...........................................................................................              $  997,835,645
                                                                                                                    ==============

Composition of Net Assets:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized;
  135,309,110 shares outstanding):
  Class A ............................................................................................              $  125,915,551
  Class B ............................................................................................                   3,984,905
  Class D ............................................................................................                   5,408,654
Additional paid-in capital ...........................................................................                 484,642,093
Accumulated net investment loss ......................................................................                    (231,942)
Undistributed net realized gain ......................................................................                  17,613,646
Net unrealized appreciation of investments ...........................................................                 360,502,738
                                                                                                                    --------------
Net Assets ...........................................................................................              $  997,835,645
                                                                                                                    ==============

NET ASSET VALUE PER SHARE:
Class A ($934,654,180 / 125,915,551 shares) ..........................................................                       $7.42
                                                                                                                             =====
Class B ($26,790,850 / 3,984,905 shares) .............................................................                       $6.72
                                                                                                                             =====
Class D ($36,390,615 / 5,408,654 shares) .............................................................                       $6.73
                                                                                                                             =====

----------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1998


INVESTMENT INCOME:
Dividends ............................................................................             $   7,229,828
Interest .............................................................................                 3,464,012
                                                                                                   -------------
Total Investment Income (net of foreign taxes withheld of $8,415) ...............................................    $  10,693,840

EXPENSES:
Management fee .......................................................................                 6,000,039
Distribution and service fees ........................................................                 2,277,732
Shareholder account services .........................................................                 1,161,140
Custody and related services .........................................................                   171,570
Registration .........................................................................                   131,270
Shareholder reports and communications ...............................................                   110,943
Auditing and legal fees ..............................................................                    92,187
Directors' fees and expenses .........................................................                    22,490
Miscellaneous ........................................................................                    32,605
                                                                                                   -------------
Total Expenses ..................................................................................................        9,999,976
                                                                                                                     -------------
Net Investment Income ...........................................................................................          693,864

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments .....................................................               137,133,994
Net realized loss from foreign currency transactions .................................                (3,183,176)
Net change in unrealized appreciation of investments .................................               126,289,172
Net change in unrealized depreciation on translations of assets
  and liabilities denominated in foreign currencies ..................................                 3,073,583
                                                                                                   -------------
Net Gain on Investments and Foreign Currency Transactions ............................ ..........................      263,313,573
                                                                                                                     -------------
Increase in Net Assets from Operations ..........................................................................     $264,007,437
                                                                                                                     =============

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                    YEAR ENDED DECEMBER 31,
                                                                                              -------------------------------------
                                                                                                   1998                    1997
                                                                                              -------------           -------------
OPERATIONS:
Net investment income (loss) .......................................................          $     693,864           $    (281,431)
Net realized gain on investments ...................................................            137,133,994             112,859,384
Net realized loss from foreign currency transactions ...............................             (3,183,176)               (896,184)
Net change in unrealized appreciation of investments ...............................            126,289,172              13,601,198
Net change in unrealized depreciation of assets and liabilities
  denominated in foreign currencies ................................................              3,073,583              (2,776,834)
                                                                                              -------------           -------------
Increase in Net Assets from Operations .............................................            264,007,437             122,506,133
                                                                                              -------------           -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .........................................................................             (1,259,431)                     --
Net realized gain on investments:
   Class A .........................................................................            (85,132,303)            (88,125,334)
   Class B .........................................................................             (2,101,759)               (436,521)
   Class D .........................................................................             (3,291,473)             (1,908,912)
                                                                                              -------------           -------------
Decrease in Net Assets from Distributions ..........................................            (91,784,966)            (90,470,767)
                                                                                              -------------           -------------

                                                                          SHARES
                                                             --------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                                             --------------------------------
                                                                  1998              1997
                                                             -------------      -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares:
   Class A .............................................         6,247,606          1,803,217         43,436,023         11,441,313
   Class B .............................................         1,189,920            445,150          7,641,423          2,599,277
   Class D .............................................           609,777            574,002          3,885,427          3,413,694
Investment of dividends:
   Class A .............................................           135,042                 --            937,188                 --
Exchanged from associated Funds:
   Class A .............................................        62,988,477         31,958,901        438,189,220        206,157,045
   Class B .............................................         2,657,809            276,718         16,973,170          1,652,977
   Class D .............................................        22,625,884          7,361,738        144,402,504         43,996,593
Shares issued in payment of
   gain distributions:
   Class A .............................................         9,931,558         11,845,991         68,030,814         69,654,414
   Class B .............................................           315,870             75,334          1,958,406            408,312
   Class D .............................................           511,974            325,908          3,174,239          1,766,426
                                                             -------------      -------------      -------------      -------------
Total ..................................................       107,213,917         54,666,959        728,628,414        341,090,051
                                                             -------------      -------------      -------------      -------------
Cost of shares repurchased:
   Class A .............................................       (12,291,159)        (8,524,026)       (85,236,803)       (54,800,294)
   Class B .............................................          (220,048)          (127,571)        (1,386,808)          (798,290)
   Class D .............................................          (729,441)          (545,926)        (4,591,818)        (3,268,572)
Exchanged into associated Funds:
   Class A .............................................       (61,662,662)       (31,908,540)      (429,794,412)      (206,538,604)
   Class B .............................................          (712,218)           (76,212)        (4,510,173)          (447,915)
   Class D .............................................       (20,427,040)        (6,990,014)      (130,233,642)       (41,992,651)
                                                             -------------      -------------      -------------      -------------
Total ..................................................       (96,042,568)       (48,172,289)      (655,753,656)      (307,846,326)
                                                             -------------      -------------      -------------      -------------
Increase in Net Assets from
  Capital Share Transactions ...........................        11,171,349          6,494,670         72,874,758         33,243,725
                                                             =============      =============      =============      =============
Increase in Net Assets ......................................................................        245,097,229         65,279,091
NET ASSETS:
Beginning of year ...........................................................................        752,738,416        687,459,325
                                                                                                   -------------      -------------
End of Year (including accumulated net investment
   loss of $231,942 and $247,853, respectively) .............................................      $ 997,835,645      $ 752,738,416
                                                                                                   =============      =============


------------------------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Multiple Classes of Shares -- Seligman Growth Fund, Inc. (the "Fund") offers three classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75%, a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant Accounting Policies -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

a. Security Valuation -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on an exchange are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. Foreign Currency Transactions -- The books and records of the Fund are maintained in US dollars. The market value of investment securities, other assets and liabilities denominated in foreign currencies are translated into US dollars at the daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

          The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. Federal Taxes -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. Security Transactions and Related Investment Income -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividend. Interest income is recorded on an accrual basis.

e. Multiple Class Allocations -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 1998, distribution and service fees were the only class-specific expenses.

f. Distributions to Shareholders -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components

NOTES TO FINANCIAL STATEMENTS


     of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

          For the year ended December 31, 1998, the Fund redeemed 96,042,568 of its shares from shareholders aggregating $655,753,656, of which approximately $55,700,000 represents capital gain distributions. This information is provided for federal income tax purposes only.

3. Purchases and Sales of Securities -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1998, amounted to $617,700,814 and $666,675,535, respectively.

     At December 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $362,683,075 and $2,180,139, respectively.

4. Management Fee, Distribution Services, and Other Transactions -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides for the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.70% per annum of the first $1 billion of the Fund's average daily net assets, 0.65% per annum of the next $1 billion of the Fund's average daily net assets and 0.60% per annum of the Fund's average daily net assets in excess of $2 billion. The management fee reflected in the Statement of Operations represents 0.70% per annum of the Fund's average daily net assets.

     Prior to March 31, 1998, Seligman Henderson Co., an entity owned 50% each by the Manager and Henderson International, Inc., a subsidiary of Henderson plc, supervised and directed all or a portion of the Fund's foreign investments. For this service, the Manager paid Seligman Henderson Co. a monthly fee.

     Seligman Advisors, Inc. (the "Distributor") (formerly Seligman Financial Services, Inc.), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $30,576 from sales of Class A shares, after commissions of $231,641 were paid to dealers.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1998, fees incurred under the Plan aggregated $1,949,527, or 0.24% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 1998, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $102,607 and $225,598, respectively.

     The Distributor is entitled to retain any CDSC imposed on redemptions of Class D shares occurring within one year of purchase and on certain redemptions of Class A shares occurring within 18 months of purchase. For the year ended December 31, 1998, such charges amounted to $7,750.

NOTES TO FINANCIAL STATEMENTS


     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments retained by the Distributor for the year ended December 31, 1998, amounted to $11,100.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1998, Seligman Services, Inc. received commissions of $23,421 from the sale of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $674,868, pursuant to the Plan.

     Seligman Data Corp., which is owned by the Fund and certain associated investment companies, charged the Fund at cost $1,149,344 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $43,170.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1998, of $231,942 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

5. Committed Line of Credit -- Effective July 1, 1998, the Fund entered into a joint $800 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

FINANCIAL HIGHLIGHTS


     The tables below are intended to help you understand each Class's financial performance for the past five years or from its inception, if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges, and are not annualized for periods of less than one year.

                                                                                          CLASS A
                                                        ----------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------------
                                                            1998            1997            1996            1995            1994
                                                        -----------     -----------     -----------     -----------     -----------
PER SHARE DATA:
Net Asset Value, Beginning of Year ...................       $6.08           $5.85           $5.22           $4.54           $5.26
                                                          --------        --------        --------       ---------       ---------
Income from Investment Operations:
Net investment income (loss) .........................        0.01              --           (0.01)           0.01            0.01
Net realized and unrealized gain (loss) on investments        2.07            1.06            1.13            1.27           (0.22)
Net realized and unrealized gain (loss) from
  foreign currency transactions ......................          --           (0.03)          (0.01)           0.01              --
                                                          --------        --------        --------       ---------       ---------
Total from Investment Operations .....................        2.08            1.03            1.11            1.29           (0.21)
                                                          --------        --------        --------       ---------       ---------
Less Distributions:
Dividends from net investment income .................       (0.01)             --              --           (0.01)          (0.01)
Distributions from net realized capital gain .........       (0.73)          (0.80)          (0.48)          (0.60)          (0.50)
                                                          --------        --------        --------       ---------       ---------
Total Distributions ..................................       (0.74)          (0.80)          (0.48)          (0.61)          (0.51)
                                                          --------        --------        --------       ---------       ---------
Net Asset Value, End of Year .........................       $7.42           $6.08           $5.85           $5.22           $4.54
                                                          ========        ========        ========       =========       =========

TOTAL RETURN:                                                35.24%          18.11%          21.14%          28.47%          (3.84)%

Ratios/Supplemental Data:
Net assets, end of year (000s omitted) ...............    $934,654        $732,754        $675,086        $597,510        $513,328
Ratio of expenses to average net assets ..............        1.14%           1.16%           1.20%           0.94%           0.90%
Ratio of net income (loss) to average net assets .....        0.11%          (0.02)%         (0.12)%          0.17%           0.14%
Portfolio turnover rate ..............................       77.85%          54.15%          26.05%         102.30%          93.59%

----------------------------
See footnotes on page 17.

FINANCIAL HIGHLIGHTS

                                                                      CLASS B
                                                      ------------------------------------
                                                          YEAR ENDED
                                                          DECEMBER 31,           4/22/96*
                                                      ---------------------         TO
                                                       1998           1997      12/31/96
                                                      -------     ----------    ----------
PER SHARE DATA:
Net Asset Value, Beginning of Period ...........        $5.60          $5.49         $5.35
                                                      -------        -------       -------
Income from Investment Operations:
Net investment income (loss) ...................        (0.04)         (0.05)        (0.03)
Net realized and unrealized gain on investments          1.89           0.99          0.65
Net realized and unrealized gain (loss) from
  foreign currency transactions ................           --          (0.03)           --
                                                      -------        -------       -------
Total from Investment Operations ...............         1.85           0.91          0.62
                                                      -------        -------       -------
Less Distributions:
Dividends from net investment income ...........           --             --            --
Distributions from net realized capital gain ...        (0.73)         (0.80)        (0.48)
                                                      -------        -------       -------
Total Distributions ............................        (0.73)         (0.80)        (0.48)
                                                      -------        -------       -------
Net Asset Value, End of Period .................        $6.72          $5.60         $5.49
                                                      =======        =======       =======

TOTAL RETURN:                                           34.13%         17.10%        11.45%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .......      $26,791         $4,219          $880
Ratio of expenses to average net assets ........         1.90%          1.93%         1.99%+
Ratio of net income (loss) to average net assets        (0.65)%        (0.79)%       (0.83)%+
Portfolio turnover rate ........................        77.85%         54.15%        26.05%++

                                                                                          CLASS D
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                              1998           1997           1996            1995          1994
                                                              -----          -----          -----          -----         -----
PER SHARE DATA:
Net Asset Value, Beginning of Year ...................        $5.60          $5.49          $4.96          $4.38         $5.23
                                                              -----          -----          -----          -----         -----
Income from Investment Operations:
Net investment income (loss) .........................        (0.04)         (0.05)         (0.05)         (0.04)        (0.12)
Net realized and unrealized gain (loss) on investments         1.90           0.99           1.07           1.21         (0.23)
Net realized and unrealized gain (loss) from
  foreign currency transactions ......................           --          (0.03)         (0.01)          0.01            --
                                                              -----          -----          -----          -----         -----
Total from Investment Operations .....................         1.86           0.91           1.01           1.18         (0.35)
                                                              -----          -----          -----          -----         -----
Less Distributions:
Dividends from net investment income .................           --             --             --             --            --
Distributions from net realized capital gain .........        (0.73)         (0.80)         (0.48)         (0.60)        (0.50)
                                                              -----          -----          -----          -----         -----
Total Distributions ..................................        (0.73)         (0.80)         (0.48)         (0.60)        (0.50)
                                                              -----          -----          -----          -----         -----
Net Asset Value, End of Year .........................        $6.73          $5.60          $5.49          $4.96         $4.38
                                                              =====          =====          =====          =====         =====

TOTAL RETURN:                                                 34.33%         17.10%         20.21%         27.01%        (6.56)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s omitted) ...............      $36,391        $15,765        $11,493         $6,412        $1,742
Ratio of expenses to average net assets ..............         1.90%          1.93%          1.97%          1.91%         2.93%
Ratio of net income (loss) to average net assets .....        (0.65)%        (0.79)%        (0.88)%        (0.83)%       (2.34)%
Portfolio turnover rate ..............................        77.85%         54.15%         26.05%        102.30%        93.59%


----------
*    Commencement of offering of shares.
+    Annualized.
++   For the year ended December 31, 1996.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


--------------------------------------------------------------------------------

The Board of Directors and Shareholders,
Seligman Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Growth Fund, Inc. as of December 31, 1998, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Growth Fund, Inc. as of December 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
January 29, 1999


--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 1998 DIVIDEND AND GAIN DISTRIBUTIONS FOR TAXABLE ACCOUNTS

The dividend paid to Class A shareholders in 1998 is taxable as ordinary income for federal tax purposes, regardless of whether it was received in cash or in shares. Under the Internal Revenue Code, 67.20% of the dividend paid to Class A shareholders has been designated as qualifying for the dividends received deduction available to corporate shareholders. In order to claim the dividends received deduction for this distribution, corporate shareholders must have held the Fund's shares for 46 days or more during the 90-day period beginning 45 days before each ex-dividend date.

A long-term capital gain distribution of $0.730 per share from 1998 undistributed net realized gain was paid on November 23, 1998 to Class A, B, and D shareholders. In 1997, Congress revised the capital gain provisions, so that depending on how long a security was owned when it was sold, investors may have been faced with a 28% capital gains rate, a 20% rate, or both. In October 1998, Congress simplified the capital gains provisions so that, generally, all gains on securities held more than one year are to be taxed at a maximum 20% rate. The distributions from net long-term gain are designated as "capital gain dividends" for federal income tax purposes and are taxable to shareholders in 1998 as a long-term gain from the sale of capital assets, no matter how long your shares have been owned or whether the distribution was paid in additional shares or cash. However, if shares on which a long-term capital gain distribution was received are subsequently sold, and such shares were held for six months or less, any loss on the sale would be treated as long-term to the extent it offsets the long-term capital gain distribution.

If the gain distributions were paid in shares, the per share cost basis for federal income tax purposes is $6.85 for Class A shares and $6.20 for Class B and D shares for the November 23 distribution.

A 1998 year-end statement of account activity and a 1998 tax package, which may include a Form 1099-DIV, a Form 1099-B, and/or a Cost Basis Statement, have been mailed to each shareholder. Form 1099-DIV shows the distributions paid to the shareholder during the year. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year. Cost Basis Statements report all sales or exchanges from a shareholder's account which may have resulted in a capital gain or loss in 1998. The information shown on Forms 1099-DIV and 1099-B is reported to the Internal Revenue Service as required by federal regulations.


--------------------------------------------------------------------------------

FOR MORE INFORMATION


Manager
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

General Counsel
Sullivan & Cromwell

Independent Auditors
Deloitte & Touche LLP

General Distributor
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

Shareholder Service Agent
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

Important Telephone Numbers
(800) 221-2450       Shareholder Services

(800) 445-1777       Retirement Plan Services

(212) 682-7600       Outside the
                     United States

(800) 622-4597       24-Hour Automated
                     Telephone Access
                     Service

--------------------------------------------------------------------------------

BOARD OF DIRECTORS


--------------------------------------------------------------------------------

John R. Galvin 2, 4
Dean, Fletcher School of Law and Diplomacy
    at Tufts University
Director, Raytheon Company

Alice S. Ilchman 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

Frank A. McPherson 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center

John E. Merow 2, 4
Retired Chairman and Senior Partner,
    Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

Betsy S. Michel 2, 4
Trustee, The Geraldine R. Dodge Foundation
Chairman of the Board of Trustees, St. George's School

William C. Morris 1
Chairman
Chairman of the Board,
    J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

James C. Pitney 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

James Q. Riordan 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

Richard R. Schmaltz 1
Managing Director, Director of Investments,
    J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

Robert L. Shafer 3, 4
Retired Vice President, Pfizer Inc.

James N. Whitson 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, CommScope, Inc.
Director, C-SPAN

Brian T. Zino 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICIMutual Insurance Company

Director Emeritus
Fred E. Brown
Director and Consultant,
    J. & W. Seligman &Co. Incorporated

----------
Member:     1 Executive Committee
            2 Audit Committee
            3 Director Nominating Committee
            4 Board Operations Committee

--------------------------------------------------------------------------------


Executive Officers


--------------------------------------------------------------------------------

William C. Morris
Chairman

Brian T. Zino
President

Marion S. Schultheis
Vice President

Lawrence P. Vogel
Vice President

Thomas G. Rose
Treasurer

Frank J. Nasta
Secretary

--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS


Capital Gain Distribution -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

Capital Appreciation/Depreciation -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

Compounding -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

Contingent Deferred Sales Charge (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund (the CDSC expires after a fixed time period).

Dividend -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

Dividend Yield -- A measurement of a fund's dividend as a percentage of the maximum offering price.

Expense Ratio -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

Investment Objective -- The shared investment goal of a fund and its shareholders.

Management Fee -- The amount paid by a mutual fund to its investment advisor(s).

Multiple Classes of Shares -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

National Association of Securities Dealers, Inc. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

Net Asset Value (NAV) Per Share -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

Offering Price (OP) -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

Portfolio Turnover -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

Prospectus -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC Yield -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

Securities and Exchange Commission -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

Statement of Additional Information -- A document that contains updated or more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

Total Return -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

Yield on Securities -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.


----------
Adapted from the Investment Company Institute's 1998 Mutual Fund Fact Book.

  This report is intended only for the information of shareholders or those who have received the offering prospectus covering shares of Capital Stock of
     Seligman Growth Fund, Inc., which contains information about the sales charges, management fee, and other costs. Please read the prospectus carefully before investing or sending money.


                            SELIGMAN ADVISORS, INC.
                                an affiliate of
                                     [LOGO]



                             J. & W. SELIGMAN & CO.
                                  INCORPORATED

                                ESTABLISHED 1864

                      100 Park Avenue, New York, NY 10017






EQGR2  12/98                                     [LOGO]Printed on Recycled Paper

                                                                File No. 2-10836
                                                                         811-229


PART C.  OTHER INFORMATION

Item 23. Exhibits.


     All Exhibits have been previously filed except Exhibits marked with an asterisk (*) which are filed herewith.


(a) Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 74, filed on April 29, 1997.)

(b) Amended and Restated By-laws. (Incorporated by reference to Registrant's Post-Effective Amendment No. 74, filed on April 29, 1997.)

(c) Specimen Stock Certificate of Class B Capital Stock. (Incorporated by Reference to Form SE filed on April 16, 1996.)

(c)(1) Specimen Stock Certificate of Class D Capital Stock. (Incorporated by Reference to Post-Effective Amendment No. 69 filed on April 23, 1993.)

(d)     Amended  Management  Agreement between Registrant and J. & W. Seligman &
        Co.   Incorporated.   (Incorporated   by   reference   to   Registrant's
        Post-Effective Amendment No. 72 filed on April 19, 1996.)


(6e)    Copy of Amended  Distributing  Agreement between Registrant and Seligman
        Advisors,   Inc.    (Incorporated   by   reference    to    Registrant's
        Post-Effective Amendment No. 74, filed on April 29, 1997.)

(e)(1) Copy of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 72 filed on April 19, 1996.)

(e)(2) Copy of Amendment to Fund Participation Agreement between Nationwide Life Insurance Company and Seligman Marketing, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 67 filed on April 30, 1991.)

(e)(3) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. (formerly, Dean Witter Reynolds, Inc.). (Incorporated by reference to Exhibit 6b of Registration Statement No. 2-33566, to Registrant's Post-Effective Amendment No. 53, filed on April 28, 1997.)

(e)(4) Form of Sales Agreement between Seligman Advisors, Inc. and Morgan Stanley Dean Witter & Co. (formerly, Dean Witter Reynolds, Inc.) with respect to certain Chilean institutional investors. (Incorporated by reference to Exhibit 6c of Registration Statement No. 2-33566, to Registrant's Post-Effective Amendment No. 53, filed on April 28, 1997.)


(e)(5) Form of Dealer Agreement between Seligman Advisors, Inc. (formerly, Seligman Financial Services, Inc.) and Salomon Smith Barney Inc. (formerly, Smith Barney Inc.). (Incorporated by reference to Exhibit 6d of Registration Statement No. 2-33566, to Registrant's Post-Effective Amendment No. 53, filed on April 28, 1997.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Exhibit 7 of Registration Statement No. 2-92487, to Registrant's Post-Effective Amendment No. 21, filed on January 29, 1997.)

(f)(1) Deferred Compensation Plan for Directors of Seligman Growth Fund. (Incorporated by reference to Registrant's Post-Effective Amendment No. 74, filed on April 30, 1998.)

(g) Copy of Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 74 filed on April 29, 1997.)

                                                                File No. 2-10836
                                                                         811-229


PART C.  OTHER INFORMATION (continued)

(h)     Not applicable.

(i)     Opinion  and  Consent  of  Counsel.   (Incorporated   by   reference  to
        Registrant's Post-Effective Amendment No. 74, filed on April 29, 1997.)


(j)     *Consent of Independent Auditors.


(k)     Not applicable.

(l) Purchase Agreement (Investment Letter) for Initial Capital between Registrant's Class B shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 72 filed on April 19, 1996.)

(l)(1) Purchase Agreement (Investment Letter) for Initial Capital between Registrant's Class D shares and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 74 filed on April 29, 1997.)

(m) Form of Administration, Shareholder Services and Distribution Plan of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 72 filed April 19, 1996.)

(m)(1) Form of Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 72 filed on April 19, 1996.)


(n)     *Financial Data Schedules.


(o) Copy of Multi-class Plan entered into by Registrant pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant's Post-Effective Amendment No. 72 filed on April 19, 1996.)

Other Exhibits: Power of Attorney  for  Richard R.  Schmaltz.  (Incorporated  by
                reference to Registrant's Post-Effective Amendment No. 74 filed on April 30, 1998.)

                Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 73 filed on April 29, 1997.)

Item 24. Persons Controlled by or Under Common Control with Registrant. Seligman Data Corp. ("SDC"), a New York corporation, is owned by the Registrant and certain associated investment companies. The Registrant's investment in SDC is recorded at a cost of $43,170.

Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 73 to the Registration Statement.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of

                                                                File No. 2-10836
                                                                         811-229

PART C.  OTHER INFORMATION (continued)

          appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser. J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Manager"), is the Registrant's investment manager. The Manager also serves as investment manager to seventeen associated investment companies. They are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc.,
          Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman High Income Fund Series, Seligman Income Fund, Inc., Seligman Municipal Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund Series, Inc., Seligman Select Municipal Fund, Inc., Seligman Value Fund Series, Inc. and Tri-Continental Corporation.

          The Manager has an investment advisory service division which provides investment management or advice to private clients. The list required by this Item 28 of officers and directors of the Manager, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV, filed by the Manager, pursuant to the Investment Advisers Act of 1940 (SEC File No. 801-15798), which was filed on March 31, 1999.

Item 27.  Principal Underwriters

     (a) The names of each investment company (other than the Registrant) for which Registrant's principal underwriter is currently distributing securities of the Registrant and also acts as a principal underwriter, depositor or investment adviser are as follows:

          Seligman Cash Management Fund, Inc.
          Seligman Capital Fund, Inc.
          Seligman Common Stock Fund, Inc.
          Seligman Communications and Information Fund, Inc.
          Seligman Frontier Fund, Inc.
          Seligman Henderson Global Fund Series, Inc.
          Seligman High Income Fund Series
          Seligman Income Fund, Inc.
          Seligman Municipal Fund Series, Inc.
          Seligman Municipal Series Trust
          Seligman New Jersey Municipal Fund, Inc.
          Seligman Pennsylvania Municipal Fund Series
          Seligman Portfolios, Inc.
          Seligman Value Fund Series, Inc.

                                                                File No. 2-10836
                                                                         811-229

PART C. OTHER INFORMATION (continued)

     (b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20:


                                                    Seligman Advisors, Inc.
                                                     As of March 31, 1999
                                                     --------------------


                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             ----------------                            ---------------
         William C. Morris*                            Director                                    Chairman of the Board and
                                                                                                   Chief Executive Officer

         Brian T. Zino*                                Director                                    President and Director

         Ronald T. Schroeder*                          Director                                    None

         Fred E. Brown*                                Director                                    Director Emeritus

         William H. Hazen*                             Director                                    None

         Thomas G. Moles*                              Director                                    None

         David F. Stein*                               Director                                    None

         Stephen J. Hodgdon*                           President and Director                      None

         Charles W. Kadlec*                            Chief Investment Strategist                 None

         Lawrence P. Vogel*                            Senior Vice President, Finance              Vice President

         Edward F. Lynch*                              Senior Vice President, National             None
                                                       Sales Director


         James R. Besher                               Senior Vice President, Division             None
         14000 Margaux Lane                            Sales Director
         Town & Country, MO  63017


         Gerald I. Cetrulo, III                        Senior Vice President, Sales                None
         140 West Parkway
         Pompton Plains, NJ  07444


         Matthew A. Digan*                             Senior Vice President, Director of          None
                                                       Domestic Funds


         Jonathan G. Evans                             Senior Vice President, Sales                None
         222 Fairmont Way
         Ft. Lauderdale, FL  33326


         Robert T. Hausler*                            Senior Vice President, International        None
                                                       Funds

         T. Wayne Knowles                              Senior Vice President,                      None
         104 Morninghills Court                        Division Sales Director
         Cary, NC  27511


         Joseph Lam                                    Senior Vice President, Regional             None
         Seligman International Inc.                   Director, Asia
         Suite 1133, Central Building
         One Pedder Street
         Central Hong Kong

         Bradley W. Larson                             Senior Vice President, Sales                None
         367 Bryan Drive
         Alamo, CA  94526

         Michelle L. McCann-Rappa*                     Senior Vice President, Director of          None
                                                       Retirement Plans

         Scott H. Novak*                               Senior Vice President, Insurance            None

         Richard M. Potocki                            Senior Vice President, Regional             None
         Seligman International UK Limited             Director, Europe and the Middle East
         Berkeley Square House 2nd Floor
         Berkeley Square
         London, United Kingdom W1X 6EA

                                                                File No. 2-10836
                                                                         811-229

PART C. OTHER INFORMATION (continued)


                                                    Seligman Advisors, Inc.
                                                     As of March 31, 1999
                                                     --------------------


                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             ----------------                            ---------------
         Bruce M. Tuckey                               Senior Vice President, Sales                None
         41644 Chathman Drive
         Novi, MI  48375

         Andrew S. Veasey                              Senior Vice President, Sales                None
         14 Woodside Drive
         Rumson, NJ  07760


         Charles L. von Breitenbach, II*               Senior Vice President,                      None
                                                       Managed Money

         J. Brereton Young*                            Senior Vice President, Director             None
                                                       of Sales Development


         Peter J. Campagna                             Vice President, Regional Retirement         None
         1130 Green Meadow Court                       Plans Manager
         Acworth, GA  30102


         Jeffrey S. Dean*                              Vice President, Business Analysis           None


         Mason S. Flinn                                Vice President, Regional Retirement         None
         159 Varennes                                  Plans Manager
         San Francisco, CA  94133

         Marsha E. Jacoby*                             Vice President, Offshore Business           None
                                                       Manager

         William W. Johnson*                           Vice President, Order Desk                  None

         Joan M. O'Connell                             Vice President, Regional Retirement         None
         3707 Fifth Avenue #136                        Plans Manager
         San Diego, CA  92103

         Ronald W. Pond*                               Vice President, Portfolio Advisor           None

         Jeffery C. Pleet*                             Vice President, Regional Retirement         None
                                                       Plans Manager


         Tracy A. Salomon*                             Vice President, Retirement Marketing        None

         Helen Simon*                                  Vice President, Sales Administration        None


         Gary A. Terpening*                            Vice President, Director of Business        None
                                                       Development

         Charles E. Wenzel                             Vice President, Regional Retirement         None
         703 Greenwood Road                            Plans Manager
         Wilmington, DE  19807


         Jeff Botwinick                                Regional Vice President                     None
         11508 Foster Road
         Overland Park, KS  66210

         Kevin Casey                                   Regional Vice President                     None
         19 Bayview Avenue
         Babylon, NY  11702


         Richard B. Callaghan                          Regional Vice President                     None
         7821 Dakota Lane
         Orland Park, IL  60462

                                                                File No. 2-10836
                                                                         811-229

PART C. OTHER INFORMATION (continued)

                                                     Seligman Advisors, Inc.
                                                     As of March 31, 1999
                                                     --------------------

                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             ----------------                            ---------------

         Bradford C. Davis                             Regional Vice President                     None
         241 110th Avenue SE
         Bellevue, WA  98004


         Christopher J. Derry                          Regional Vice President                     None
         2380 Mt. Lebanon Church Road
         Alvaton, KY  42122

         Kenneth Dougherty                             Regional Vice President                     None
         8640 Finlarig Drive
         Dublin, OH  43017


         Kelli A. Wirth Dumser                         Regional Vice President                     None
         7121 Jardiniere Court
         Charlotte, NC  28226


         Edward S. Finocchiaro                         Regional Vice President                     None
         120 Screenhouse Lane
         Duxbury, MA  02332

         Michael C. Forgea                             Regional Vice President                     None
         32 W. Anapamu Street # 186
         Santa Barbara, CA  93101



         Carla A. Goehring                             Regional Vice President                     None
         11426 Long Pine
         Houston, TX  77077


         Cathy Des Jardins                             Regional Vice President                     None
         2601 South Lemay, #7-103
         Fort Collins, CO  80525


         Michael K. Lewallen                           Regional Vice President                     None
         908 Tulip Poplar Lane
         Birmingham, AL  35244


         Judith L. Lyon                                Regional Vice President                     None
         7105 Harbour Landing
         Alpharetta, GA  30005

         Tim O'Connell                                 Regional Vice President                     None
         11908 Acacia Glen Court
         San Diego, CA  92128

         George M. Palmer, Jr.                         Regional Vice President                     None
         1805 Richardson Place
         Tampa, FL  33606

         Thomas Parnell                                Regional Vice President                     None
         1575 Edgecomb Road
         St. Paul, MN  55116


         Craig Prichard                                Regional Vice President                     None
         300 Spyglass Drive
         Fairlawn, OH  44333

                                                                File No. 2-10836
                                                                         811-229

PART C.       OTHER INFORMATION (continued)

                                                     Seligman Advisors, Inc.
                                                     As of March 31, 1999
                                                     --------------------

                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
          Business Address                             with Underwriter                            with Registrant
          ----------------                             ----------------                            ---------------
         Nicholas Roberts                              Regional Vice President                     None
         200 Broad Street, Apt. 2225
         Stamford, CT  06901

         Diane H. Snowden                              Regional Vice President                     None
         11 Thackery Lane
         Cherry Hill, NJ  08003

         Eugene P. Sullivan                            Regional Vice President                     None
         8 Charles Street, Apt. 603
         Baltimore, MD  21201


         James Taylor                                  Regional Vice President                     None
         1145 Kenilworth Circle
         Naperville, IL  60540


         Steve Wilson                                  Regional Vice President                     None
         83 Kaydeross Park Road
         Saratoga Springs, NY  12866

         Frank J. Nasta*                               Secretary                                   Secretary

         Aurelia Lacsamana*                            Treasurer                                   None

         Gail S. Cushing*                              Assistant Vice President, National          None
                                                       Accounts Manager

         Sandra G. Floris*                             Assistant Vice President, Order Desk        None

         Keith Landry*                                 Assistant Vice President, Order Desk        None

         Albert A. Pisano*                             Assistant Vice President and                None
                                                       Compliance Officer



         Joyce Peress*                                 Assistant Secretary                         Assistant Secretary

* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

     (c)  Not applicable.

Item 28.  Location of Accounts and Records.

          (1) Investors Fiduciary Trust Company 801 Pennsylvania Kansas City, Missouri 64105 and

          (2)  Seligman Data Corp. 100 Park Avenue New York, NY 10017

Item 29.  Management Services.  Not Applicable.

Item 30. Undertakings. The Registrant undertakes, (1) to furnish a copy of the Registrant's latest annual report, upon request and without charge, to every person to whom a prospectus is delivered and (2) if requested to do so by the holders of at least 10% of its outstanding shares, to call a meeting of shareholders for the purpose of voting upon the removal of a director or directors and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

                                                                File No. 2-10836
                                                                         811-229

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 76 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 29th day of April, 1999.



                                               SELIGMAN GROWTH FUND, INC.



                                               By: /s/ William C. Morris
                                                   -----------------------------
                                                   William C. Morris, Chairman



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Post-Effective Amendment No. 76 has been signed below by the following persons in the capacities indicated on April 29, 1999.


           Signature                                        Title
           ---------                                        -----

/s/ Brian T. Zino                                  Chairman of the Board
-------------------------------                    (Principal executive officer)
William C. Morris*                                 and Director


/s/ Brian T. Zino                                  Director and President
-------------------------------
Brian T. Zino

/s/ Thomas G. Rose                                 Treasurer
-------------------------------
Thomas G. Rose




John R. Galvin, Director               )
Alice S. Ilchman, Director             )
Frank A. McPherson, Director           )
John E. Merow, Director                )
Betsy S. Michel, Director              )       /s/ Brian T. Zino
                                               ---------------------------------
James C. Pitney, Director              )       *Brian T. Zino, Attorney-in-fact
James Q. Riordan, Director             )
Richard R. Schmaltz, Director          )
Robert L. Shafer, Director             )
James N. Whitson, Director             )

                                                                File No. 2-10836
                                                                         811-229

                           SELIGMAN GROWTH FUND, INC.
                     Post-Effective Amendment No. 76 to the
                       Registration Statement on Form N-1A

                                  EXHIBIT INDEX

Form N-1A Item No.                           Description
------------------                           -----------

Item 23 (j)                                  Consent of Independent Auditors

Item 23 (n)                                  Financial Data Schedule